UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Income Fund of America

[photo of two plums on a branch]

Special feature

The many benefits of
an income focus

▶ See page 6

Annual report for the year ended July 31, 2010

The Income Fund of America® seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	9.63%	0.63%	5.10%

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 3.89%. The fund’s distribution rate for Class A shares as of that date was 4.06%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

The Income Fund of America (IFA) gained 15.1% for the fiscal year ended July 31, 2010. The fund’s increase topped that of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, which rose 13.8%. IFA’s gain likewise surpassed that of the unmanaged Barclays Capital U.S. Aggregate Index, a proxy for the U.S. fixed-income market, which climbed 8.9%.

IFA’s results also exceeded those of its category peers, as represented by the Lipper Income Funds Index, which appreciated 12.3%.

We are gratified by the fund’s excellent one-year results, but as always we urge shareholders to take a long-term perspective on their investments. Accordingly, we direct your attention to the longer time frames shown in the table below.

Over its lifetime, IFA has outgained all its benchmark indexes. Moreover, the fund posted better five- and 10-year returns than the S&P 500 and a better 10-year result than its Lipper peer group for periods ending July 31, 2010.

As the past decade began in the midst of the deflating tech bubble and came to a close in the aftermath of the financial crisis, it’s not surprising that bonds, which typically hold up better than stocks during difficult economic conditions, fared well during the 10-year period. This fact is evident in results for the Barclays index, which bested the S&P 500 and Lipper index during that stretch, and narrowly edged out IFA. Yet as you can see on the previous page, the fund holds a lifetime advantage over that benchmark as well.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

	Average annual total returns for periods ended July 31, 2010

	1 year	5 years	10 years	Lifetime1

The Income Fund of America (Class A shares)	15.1%	2.6%	6.2%	11.3%
Standard & Poor’s 500 Composite Index	13.8	–0.2	–0.8	10.3
Lipper Income Funds Index2	12.3	3.5	4.2	—	3
Barclays Capital U.S. Aggregate Index	8.9	6.0	6.5	8.3	4
Consumer Price Index (inflation)5	1.2	2.2	2.4	4.3

1Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
2Source: Lipper. Figures do not reflect the effect of sales charges.
3The inception date for the index was December 31, 1988.
4From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses. Fund returns do not reflect the effect of sales charges.
[End Sidebar]

[photo of two plums on a branch]
[Begin Sidebar]
In this report

Special feature

6	The many benefits of an income focus
How a focus on current income helps guide IFA’s investment professionals.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

11	About your fund

12	The portfolio at a glance

13	Summary investment portfolio

19	Financial statements

35	Board of directors and other officers
[End Sidebar]

A continuing income focus

For the 12 months, the fund paid quarterly dividends totaling 66 cents a share. This translated into a dividend yield more than double that of the S&P 500.

Yet the low interest rate environment remains challenging, as IFA’s cash holdings provide negligible income, and high-quality fixed-income securities such as U.S. Treasury bonds have historically low yields.

To help meet the fund’s current income objective, we continue to maintain significant investments in high-yield bonds, which represent about 13% of fund assets. (Overall, fixed-income securities account for 31.8% of IFA’s portfolio.) In addition to offering sizable payouts, high-yield bonds actually posted higher returns than stocks for the 12 months. This is not entirely surprising as these holdings often behave like certain stocks, notching strong gains when the economic outlook appears to be improving. Within the fixed-income area, higher quality bonds and mortgage-backed securities also registered solid gains.

Sectors trace familiar patterns

For much of IFA’s fiscal year, increasing investor optimism and glimmers of recovery helped sustain a stock market turnaround that lasted into the spring. Low interest rates, solid corporate profits, and the belief that the global economy had avoided a full-scale collapse fueled the rally. However, markets faltered in April, when Europe’s debt troubles began to create worry for investors.

During the different environments, certain sectors within the equity market traced fairly familiar patterns. Economically sensitive areas such as energy, materials and consumer discretionary companies climbed with the market; stocks in the generally less volatile health care, telecommunications, utilities and consumer staples areas held up better as markets retreated.

For the fund, strength among materials, financials and consumer discretionary companies helped offset weaker results among investments in the utilities and telecommunication services sectors.

Industrials stand out for IFA

For IFA, perhaps the greatest source of strength during the period could be found among industrials companies such as Boeing (58.8%), Emerson Electric (36.2%), United Technologies (30.5%) and Schneider Electric (27.0%). These holdings belong to a category of investments called cyclicals, whose fortunes are closely linked to the economic cycle. Such companies are not always candidates for IFA’s portfolio, as their yields generally drop when their share prices rise at certain points during an economic cycle.

Yet our ongoing commitment to research means that we remain engaged with these firms even when they may not be eligible for the fund. Thus, when their yields rise, as happened during the recent market downturn, we generally have formulated an opinion on their prospects and can invest with conviction.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks and the average income fund as well as lower volatility than stocks. As this period was an unusually volatile one for equities, results for the broader stock market and the fund’s Lipper peer group significantly lagged the broader bond market. IFA trailed too, but less than the other benchmarks. And, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2010

[begin chart]
	5 Years		10 Years		Since 12/31/75
Fund	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev
The Income Fund of America	2.55	12.49	6.16	10.66	11.19	9.62
Bonds	5.96	3.63	6.48	3.79	8.42	5.69
Stocks	-0.17	16.88	-0.76	16.22	10.86	15.33
Income Funds Index	3.49	8.77	4.15	7.44
[end chart]

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

New opportunities

While cyclical stocks presented some of the best opportunities of the past few years, we’ve recently been drawn to companies in sectors that are among IFA’s more traditional hunting grounds. During the period, we increased our investments within the financials sector, building positions in a number of regional U.S. banks. These included firms that, thanks to solid and conservative management, were able to maintain their dividends throughout the financial crisis. In addition to providing income, we believe that many are positioned to grow their market share, which could translate into solid gains in stock price. At the same time, we reduced our holdings in a number of larger U.S. financial institutions whose dividends and prospects had become less appealing.

We have also been finding select opportunities among pharmaceuticals companies, as well as a number of attractively priced telecommunications providers domiciled abroad.

Looking ahead

As it became increasingly apparent that the worst-case scenario for the global economy would not materialize, valuations among economically sensitive stocks climbed back to levels more in line with their long-term averages. Dividend-paying companies, which hadn’t fallen as far, did not rebound as high. Yet with the trajectory of the global economic cycle less than clear, these traditionally solid companies may begin to attract more attention. As those companies are key building blocks in IFA’s portfolio, your fund could benefit.

We also believe that with the low interest rate environment keeping many bond yields below the historic rate of inflation, IFA’s approach to delivering return — which utilizes both stocks and bonds to generate income — makes it an attractive investment option. To learn more about this approach and how it helps guide our investment professionals, we invite you to read the feature article that begins on page 6.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Hilda L. Applbaum

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay

David C. Barclay
President

September 7, 2010

For current information about the fund, visit americanfunds.com

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks
Year ended July 31

[begin line chart]
	The Income Fund of America	Lipper Income Funds Average	S&P 500

1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.30	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	9.57	4.91
1/31/1982	8.75	10.55	5.53
7/31/1982	9.81	11.02	6.37
1/31/1983	7.95	9.22	4.74
7/31/1983	7.95	8.42	4.28
1/31/1984	7.86	8.50	4.36
7/31/1984	8.60	9.37	4.87
1/31/1985	7.69	8.57	4.22
7/31/1985	7.45	8.22	4.07
1/31/1986	7.30	7.71	3.75
7/31/1986	7.27	7.34	3.45
1/31/1987	6.85	6.70	3.03
7/31/1987	7.02	6.66	2.69
1/31/1988	7.62	7.11	3.31
7/31/1988	6.96	7.40	3.27
1/31/1989	6.69	7.40	3.34
7/31/1989	6.67	7.31	3.04
1/31/1990	6.99	8.06	3.37
7/31/1990	7.07	8.02	3.31
1/31/1991	8.12	8.82	3.52
7/31/1991	7.09	7.76	3.11
1/31/1992	6.33	7.01	2.96
7/31/1992	6.05	6.45	2.89
1/31/1993	6.44	5.86	2.83
7/31/1993	6.19	5.25	2.79
1/31/1994	5.56	4.90	2.64
7/31/1994	6.06	5.06	2.80
1/31/1995	6.14	5.53	2.81
7/31/1995	5.55	5.19	2.41
1/31/1996	5.07	4.89	2.18
7/31/1996	5.19	5.04	2.28
1/31/1997	5.09	4.53	1.89
7/31/1997	4.74	4.22	1.61
1/31/1998	4.27	4.39	1.59
7/31/1998	4.32	4.27	1.43
1/31/1999	4.79	4.13	1.29
7/31/1999	4.86	4.37	1.24
1/31/2000	5.40	4.80	1.19
7/31/2000	5.49	4.90	1.15
1/31/2001	4.78	4.87	1.20
7/31/2001	4.80	4.67	1.30
1/31/2002	5.01	4.22	1.40
7/31/2002	5.49	3.94	1.75
1/31/2003	5.45	3.68	1.88
7/31/2003	4.69	3.33	1.66
1/31/2004	4.05	2.77	1.54
7/31/2004	3.98	2.71	1.69
1/31/2005	3.57	2.49	1.64
7/31/2005	3.44	2.39	1.70
1/31/2006	3.75	2.71	1.75
7/31/2006	3.84	2.78	1.83
1/31/2007	4.24	3.02	1.75
7/31/2007	4.43	3.11	1.81
1/31/2008	4.68	3.62	2.03
7/31/2008	5.23	3.90	2.29
1/31/2009	6.72	4.55	3.39
7/31/2009	5.64	3.86	2.53
1/31/2010	4.56	3.18	2.07
7/31/2010	4.26	2.91	2.00
[end line chart]

All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2010)*
	1 year	5 years	10 years

Class A shares	8.45%	1.35%	5.54%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Expense ratios and turnover rates*
Year ended July 31, 2010
	The Income Fund of America	Industry average†

Expense ratio	0.61%	1.07%
Portfolio turnover rate	35%	49%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Front-end load income funds, as measured by Lipper.

[begin mountain chart]
Year End July 31	IFA1,7,8 remaining amounts if dividends taken in cash	IFA1,4,8 with dividends reinvested	Barclays Capital U.S. Aggregate Index5,6 with interest compounded	Standard & Poor’s 500 Composite Index5 with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,353	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,204	87,239
1992	28,370	113,237	58,770	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,417	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
2008	53,502	469,245	155,944	399,251
2009	44,011	409,572	168,179	319,605
2010	48,525	471,376	183,163	363,849
[end mountain chart]

Year ended July 31	1974	3	1975	1976	1977	1978	1979	1980
Value of dividends
Dividends in cash8	$343		734	859	781	843	937	952
Dividends reinvested8	$346		785	997	970	1,117	1,333	1,463

Value of investment
Dividends in cash8	$8,767		10,141	12,155	12,701	12,584	12,693	12,490
Dividends reinvested8	$9,088		11,391	14,750	16,392	17,403	18,921	20,161
IFA total return	(9.1)%		25.3	29.5	11.1	6.2	8.7	6.6

Year ended July 31	1981		1982	1983	1984	1985	1986	1987
Value of dividends
Dividends in cash8	1,046		1,202	1,280	1,344	1,438	1,550	1,636
Dividends reinvested8	1,743		2,187	2,548	2,895	3,365	3,909	4,431

Value of investment
Dividends in cash8	12,818		12,256	16,112	15,738	19,443	21,668	23,568
Dividends reinvested8	22,484		23,663	33,683	35,721	47,674	57,146	66,671
IFA total return	11.5		5.2	42.3	6.0	33.5	19.9	16.7

Year ended July 31	1988		1989	1990	1991	1992	1993	1994
Value of dividends
Dividends in cash8	1,542		1,710	1,577	1,764	1,715	1,713	1,727
Dividends reinvested8	4,479		5,337	5,269	6,311	6,579	6,995	7,471

Value of investment
Dividends in cash8	22,341		25,644	24,351	25,390	28,370	29,917	28,788
Dividends reinvested8	67,812		83,698	84,639	95,046	113,237	126,680	129,171
IFA total return	1.7		23.4	1.1	12.3	19.1	11.9	2.0

Year ended July 31	1995		1996	1997	1998	1999	2000	2001
Value of dividends
Dividends in cash8	1,752		1,766	1,968	1,959	2,210	2,320	2,226
Dividends reinvested8	8,046		8,581	10,074	10,530	12,446	13,740	13,913

Value of investment
Dividends in cash8	31,571		34,007	41,731	44,436	45,588	42,276	46,460
Dividends reinvested8	150,378		170,618	220,576	245,542	264,664	259,165	299,416
IFA total return	16.4		13.5	29.3	11.3	7.8	(2.1)	15.5

Year ended July 31	2002		2003	2004	2005	2006	2007	2008
Value of dividends
Dividends in cash8	2,272		2,071	1,944	1,850	2,180	2,728	2,784
Dividends reinvested8	14,927		14,311	14,072	13,921	17,020	22,200	23,692

Value of investment
Dividends in cash8	41,359		44,136	49,057	54,032	56,985	61,946	53,502
Dividends reinvested8	280,397		314,550	364,136	415,525	456,119	518,361	469,245
IFA total return	(6.4)		12.2	15.8	14.1	9.8	13.6	(9.5)

Year ended July 31	2009		2010
Value of dividends
Dividends in cash8	2,483		2,069
Dividends reinvested8	22,231		19,569

Value of investment
Dividends in cash8	44,011		48,525
Dividends reinvested8	409,572		471,376
IFA total return	(12.7)		15.1

Average annual total return for fund’s lifetime: 11.1%1

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment advisor), through July 31, 1974.
4Includes reinvested dividends of $309,806 and reinvested capital gain distributions of $131,223.
5The indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.
6From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
7Includes capital gain distributions of $24,067, but does not reflect income dividends of $61,274 taken in cash.

8From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

The many benefits of an income focus

A look at how The Income Fund of America’s primary objective of delivering high current income to its shareholders provides a focus and framework for the fund’s investment professionals.

[photo of five plums on a branch]

During a decade that seemed rife with uncertainty, current income in the form of quarterly dividends proved beneficial for investors in The Income Fund of America (IFA). By emphasizing dividend-paying stocks as well as bonds, and enjoying the risk management and capital appreciation benefits that can come with doing so, IFA was able to deliver solid results during a period when stock markets did not. Yet seeking to provide current income to shareholders isn’t merely a strategy we follow during challenging times; it’s a guiding light during all types of market and economic environments.

In the following pages, we’ll examine why we have held fast to our income-focused approach even during periods when dividend investing fell out of favor or low interest rate environments increased the challenge of providing high current income to shareholders. We’ll also examine how pursuing this objective has made IFA less volatile than the broader stock market while delivering solid lifetime results. Lastly, we’ll take a closer look at how the fund’s commitment to paying shareholders a healthy quarterly dividend has imposed an investment discipline that has stood as a helpful guide for IFA’s investment professionals.

Income is the centerpiece

The centerpiece of the fund’s approach is an emphasis on current income. That means focusing on bonds and dividend-paying stocks and passing the income from those investments through to shareholders in the form of quarterly dividends. This tangible return differs from capital appreciation, which is the return — unrealized until a security is sold — that comes from an increase in the value of a stock or bond.

In addition to producing a tangible result, an income emphasis provides clear direction for the fund’s investment professionals. “For us to consider investing in a company’s stock, its dividend yield must be at or above a certain threshold. This leads us to a specific subset of companies within the overall equity market,” says Hilda Applbaum, IFA’s vice chairman and one of its equity portfolio counselors. “While that might seem limiting, as investors who ourselves are charged with paying a significant quarterly dividend, we know how such a commitment can actually be beneficial. In our experience, companies that pay a meaningful dividend often take a more disciplined approach to allocating capital; when contemplating an acquisition or sizable capital investment, management must consider how that could affect its quarterly payout. Historically, this dividend discipline has served companies well operationally, which often translates into solid gains in their stock prices.”

[photo of  rows of trees]
[photo of grapes on a vine]

A look at the history of the S&P 500 underscores this point. Companies with above-average dividends have historically outgained the market as a whole. And from a total return perspective, dividends have contributed over 40% of the annualized return of the S&P 500 Composite Index since 1928. Not surprisingly, IFA, which has generally had a higher yield than the broader market, has seen more of its return come courtesy of reinvested dividends. Indeed, over the decade ended December 31, 2009, reinvested dividends accounted for over 80% of the fund’s annualized total return.

Contrarian by definition

The dividend-paying stocks in IFA’s equity portfolio represent a diverse group of holdings and varied categories of investment opportunity. Naturally, certain sectors with strong dividend traditions are typically well-represented. These would include utilities, real-estate investment trusts (REITs), telecommunications and pharmaceuticals companies.

Yet a focus on income also leads Hilda and her colleagues to another subset of opportunities — companies whose yields have risen due to declining stock prices.

“It’s easy to talk about being a contrarian investor, but in many ways pursuing a high level of income within the equity world makes that mindset a must,” explains Hilda. “That’s because a stock’s yield typically rises when its share price falls, so many of the companies that are attractive candidates for the fund have fallen out of favor with investors. Investors lose interest in companies for any number of reasons, but a high yield draws our attention and prompts us to take an even harder look at the company. We do extensive research to determine if we think the dividend is solid and whether we see value where the market might not, and there may be opportunity for capital appreciation. Many such investments have historically made significant contributions to IFA’s return.”

Remaining flexible

The common denominator among all the fund’s investments is the potential to contribute to IFA’s current income objective. Yet within those parameters, there’s room for flexibility.

“As equity counselors, our overall portfolios must meet a yield target, but we have considerable flexibility in how we achieve that goal,” explains equity portfolio counselor Dina Perry. “Some companies I invest in have yields that far exceed the target and others that are lower. The flexibility to invest across that spectrum broadens my universe of choices, which means I am able to create a portfolio of companies that I really believe in, rather than simply a collection of high-yielding stocks.”

[photo of a basket full of grapes]
The importance of bonds

Relying exclusively on equities to deliver the level of income IFA seeks to provide could expose shareholders to excessive risks. That’s why bonds play an important role in meeting fund objectives. In investing parlance, bonds are known as “fixed-income” securities, so named because the amount and timing of a security’s payouts are determined at the time of its creation and generally remain fixed over its lifetime. The consistent and predictable income stream from bonds has been a necessary and welcome complement to the contribution made by equities, which can be less predictable.

“IFA’s fixed-income portfolio houses a diverse group of securities — from conservative U.S. Treasury bonds to mortgage- and asset-backed securities to high-yield corporate debt, which carries more risk,” says fund president and fixed-income portfolio counselor David Barclay. “The higher yield securities have been crucial contributors to the fund’s dividend, but we know they carry risks. That’s why we also invest in conservative securities like Treasury bonds, which can add stability to the fund.”

Utilizing a mix of fixed-income securities provides diversification that would be missing if the fund’s investment professionals were to chart a middle course — for example, heavily concentrating investments in high-grade corporate bonds that offer less yield but greater security than their high-yield counterparts.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The benefits of downside resilience

Over its 37-year lifetime, The Income Fund of America has remained less volatile than the broader stock market — generally not rising as high during bull markets or falling as far when stocks are declining.

The fiscal year ended July 31, 2010, provides an interesting case study in how downside resilience can benefit shareholders. As you can see, in each of the eight months when the S&P 500 posted positive returns, IFA trailed the index. In each of the four months when the index finished in the red, the fund held up better. Holding up better when markets were sliding helped the fund’s results surpass those of the S&P for the full year.

Of course there are periods that don’t conform to the pattern, but the fund’s long-term results remain a testament to IFA’s risk-sensitive approach.

Monthly returns

	August	September	October	November	December	January	February
	2009	2009	2009	2009	2009	2010	2010

IFA	3.1%	3.5	–0.1	3.9	1.7	–2.3	1.3
S&P 500	3.6%	3.7	–1.9	6.0	1.9	–3.6	3.1

						Total return for
	March	April	May	June	July	year ended
	2010	2010	2010	2010	2010	2010

IFA	4.1	0.9	–5.8	–1.4	5.8	15.1%
S&P 500	6.0	1.6	–8.0	–5.2	7.0	13.8%
[End Sidebar]

[photo of canisters filled with different types of beans]

[photo of a shelf filled with bottles of oil]
“Different types of bonds respond to markets forces in different ways. For example, U.S. Treasury securities are seen as safe havens, so they generally hold their value better during times of uncertainty,” notes David. “High-yield bonds, on the other hand, are more economically sensitive, so they tend to behave more like stocks. Having a diverse mix means that IFA’s whole portfolio is not generally moving in the same direction, which has helped smooth out the ride for investors.”

Lower relative volatility

This smoother ride means the fund has been less volatile than the broader stock market, generally holding up better during downturns but trailing during bullish periods.

“The fund typically hasn’t beaten the stock market when it’s rising quickly, but it hasn’t generally fallen as far when the market’s in decline,” explains David. “Holding up slightly better than the market might not seem too significant, but collectively these individual results have been very beneficial over time.”

Consider the following: The stock market, as measured by the S&P 500, posted positive returns in 72 of the 120 months that made up the 10-year period ended July 31, 2010. IFA outpaced the market in only 22 of those 72 one-month periods. Yet during that same 10-year stretch, IFA trailed the market in only seven of the 48 months in which the stock market registered negative returns.

This tendency to hold up better during downturns — a direct outgrowth of IFA’s income focus — can be seen in the fund’s results over the last 10 years. Though beating the S&P 500 is not the fund’s goal and there have been 10-year stretches during which the fund trailed that index, over the last decade the fund returned an average of 6.2% per year, while the S&P lost an average 0.8%.

“To use a baseball analogy, you can develop a pretty good record with an approach that relies on lots of singles and doubles rather than home runs,” says equity portfolio counselor Steve Watson. “IFA’s long-term track record is kind of a testament to that approach.”

Signals to sell

The ongoing commitment to high current income doesn’t just provide guidance on the types of investments the fund can make; it also imposes a kind of natural discipline in terms of when it’s time to sell. “We often invest in companies whose stocks are, for any number of reasons, at fairly depressed levels,” says Steve. “Our hope is that they can contribute to IFA’s income objective and, if share prices rise, provide capital appreciation. Yet a rise in share price often comes with a corresponding decline in yield, which makes the investments less suited to the fund from an income standpoint. Once holdings reach this stage, it’s often time to sell and direct the proceeds from those sales into higher yielding investments.”

Selling or trimming investments that have turned in solid results seems counterintuitive, but ultimately, portfolio counselors are grateful for the dividend discipline imposed by the income focus.

Adds Hilda: “The dividend discipline means that rather than trying to extract every last bit of return out of these investments, we generally lock in a return by selling, and then steer those assets to investments that can better contribute to the fund’s current income objective. It’s an approach that we believe is in the best interest of IFA shareholders.”

About your fund

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The Income Fund of America (IFA) vs. the S&P 500 during market declines*
Resilience during stock declines

Dates of decline	S&P 500	IFA cumulative	IFA advantage
	cumulative total return	total return	(percentage points)

September 21, 1976,
through March 6, 1978	–13.5%	1.9%	15.4%

November 28, 1980,
through August 12, 1982	–20.2	19.0	39.2

August 25 through
December 4, 1987	–32.8	–13.6	19.2

July 16 through
October 11, 1990	–19.2	–10.2	9.0

July 17 through
August 31, 1998	–19.1	–9.5	9.6

March 24, 2000,
through October 9, 2002	–47.4	0.7	48.1

October 9, 2007,
through March 9, 2009	–55.2	–43.5	11.7

*Periods show S&P 500 price declines of 15% or greater. All declines shown, except the most recent decline, end once the market has fully recovered. With respect to the most recent decline, the market has not returned to its high, reached in October 2007. Nonetheless, we have elected to include the period to give shareholders a sense of how IFA’s results compared with those of the broader stock market during this tumultuous time. S&P 500 total returns, which include reinvestment of all distributions, may be higher. The index is unmanaged.

Withdrawing income: the dividend advantage

Most fund shareholders reinvest their dividends, but some use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends ...

[begin bar chart]
Dividends produced
IFA	1,671,737
S&P 500	435,159
[end bar chart]

...have helped to keep principal
intact, letting compounding do
its work.

[begin bar chart]
	IFA	S&P 500
Amount withdrawn	479,182	479,182
Ending value	2,180,385	991,611
Initial investment	100,000	100,000
[end bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2010. Example assumes an annual withdrawal equaling 5% of the initial investment, increased by 5% annually. The first withdrawal, on December 31, 1974, was $5,000. Over the period, total withdrawals from each of the fund and the index come to $479,182.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 36 years, income from the fund has been substantially higher.

[begin bar chart]
	The Income Fund of America	S&P 500	CDs

7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,877	$1,948	$1,940
7/31/1988	$4,930	$2,084	$2,417
7/31/1989	$5,874	$2,555	$3,240
7/31/1990	$6,346	$2,969	$3,382
7/31/1991	$7,135	$3,140	$3,171
7/31/1992	$7,299	$3,303	$2,226
7/31/1993	$7,814	$3,469	$1,548
7/31/1994	$8,359	$3,658	$1,680
7/31/1995	$8,082	$3,963	$2,920
7/31/1996	$9,464	$4,388	$3,049
7/31/1997	$11,111	$4,713	$3,189
7/31/1998	$11,614	$4,955	$3,414
7/31/1999	$13,726	$5,236	$3,313
7/31/2000	$15,154	$5,333	$4,011
7/31/2001	$15,344	$5,130	$4,233
7/31/2002	$16,463	$5,265	$1,806
7/31/2003	$15,783	$5,526	$1,164
7/31/2004	$16,998	$6,344	$837
7/31/2005	$15,619	$7,290	$1,844
7/31/2006	$19,262	$8,261	$3,532
7/31/2007	$24,959	$9,483	$4,586
7/31/2008	$26,679	$10,663	$3,842
7/31/2009	$21,971	$9,403	$2,098
7/31/2010	$21,588	$8,491	$258
[end bar chart]

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	July 31, 2010

U.S. common stocks	42.1%
Common stocks of issuers outside the U.S.	18.6
Convertible securities & preferred stocks	3.0
U. S. Treasury & agency bonds & notes	5.7
Other fixed-income securities	26.1
Short-term securities & other assets less liabilities	4.5
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets
Industrials	8.3%
Consumer staples	7.1
Financials	6.9
Utilities	6.8
Health care	5.7

Ten largest common stock holdings
Percent of net assets
Merck	2.2%
Verizon Communications	2.0
Home Depot	1.5
Waste Management	1.5
Chevron	1.4
Bristol-Myers Squibb	1.4
Royal Dutch Shell	1.4
McDonald's	1.3
Philip Morris International	1.2
Emerson Electric	1.2

Country diversification
Percent of net assets
United States	71.2%
Euro zone*	9.0
United Kingdom	5.1
Canada	2.1
Australia	2.0
Japan	0.9
Other countries	5.2
Short-term securities & other assets less liabilities	4.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

[begin pie chart]
Investment mix by security type	July 31, 2009

U.S. common stocks	38.7%
Common stocks of issuers outside the U.S.	18.5
Convertible securities & preferred stocks	3.8
U. S. Treasury & agency bonds & notes	5.5
Other fixed-income securities	29.1
Short-term securities & other assets less liabilities	4.4
[end pie chart]

Five largest sectors in common stock holdings
Percent of net assets
Consumer staples	7.2%
Industrials	7.2
Telecommunication services	7.1
Utilities	6.6
Health care	5.3

Ten largest common stock holdings
Percent of net assets
Verizon Communications	2.3%
AT&T	2.0
Merck	1.7
GDF Suez	1.4
Royal Dutch Shell	1.3
Waste Management	1.3
Kraft Foods	1.3
Bristol-Myers Squibb	1.2
Chevron	1.2
Philip Morris International	1.2

Country diversification
Percent of net assets
United States	70.9%
Euro zone*	10.7
United Kingdom	5.1
Australia	2.2
Canada	1.3
Japan	0.8
Other countries	4.6
Short-term securities & other assets less liabilities	4.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Summary Investment portfolio
July 31, 2010

			Percent
		Value	of net
Common stocks - 60.74%	Shares	(000)	assets

Industrials - 8.28%
Waste Management, Inc. (1)	27,615,000	$937,529	1.48%
Emerson Electric Co.	15,095,000	747,806	1.18
Lockheed Martin Corp.	6,310,000	474,197	.75
Schneider Electric SA (2)	3,430,209	395,666	.62
Honeywell International Inc.	9,075,000	388,955	.61
Boeing Co.	5,160,000	351,603	.55
United Technologies Corp.	4,308,000	306,299	.48
Other securities		1,660,213	2.61
		5,262,268	8.28

Consumer staples - 7.09%
Philip Morris International Inc.	14,715,000	751,054	1.18
Kraft Foods Inc., Class A	21,000,821	613,434	.96
H.J. Heinz Co.	10,111,700	449,768	.71
Unilever NV, depository receipts (2)	9,045,000	266,043
Unilever NV (New York registered)	5,051,750	148,976	.65
Coca-Cola Co.	6,250,000	344,438	.54
Other securities		1,933,057	3.05
		4,506,770	7.09

Financials - 6.91%
HSBC Holdings PLC (United Kingdom) (2)	23,650,749	241,263
HSBC Holdings PLC (Hong Kong) (2)	14,326,382	147,434
HSBC Holdings PLC (ADR)	1,460,000	74,577	.73
Bank of Nova Scotia	7,325,000	367,586	.58
Australia and New Zealand Banking Group Ltd. (2)	16,617,353	346,530	.55
Equity Residential, shares of beneficial interest	6,842,800	313,742	.49
HCP, Inc.	8,492,300	301,222	.47
Other securities		2,594,860	4.09
		4,387,214	6.91

Utilities - 6.81%
GDF SUEZ (2)	19,586,965	648,975	1.02
Duke Energy Corp.	36,316,172	621,006	.98
Progress Energy, Inc.	7,855,400	330,791	.52
Hongkong Electric Holdings Ltd. (2)	52,138,000	315,204	.50
FirstEnergy Corp.	8,096,500	305,238	.48
Exelon Corp.	7,000,000	292,810	.46
Other securities		1,813,687	2.85
		4,327,711	6.81

Health care - 5.72%
Merck & Co., Inc.	39,858,511	1,373,524	2.16
Bristol-Myers Squibb Co.	35,025,500	872,835	1.37
Eli Lilly and Co.	14,940,000	531,864	.84
Pfizer Inc	26,050,000	390,750	.62
Other securities		463,540	.73
		3,632,513	5.72

Consumer discretionary - 5.60%
Home Depot, Inc.	33,870,000	965,634	1.52
McDonald's Corp.	11,916,400	830,930	1.31
McGraw-Hill Companies, Inc.	12,590,000	386,387	.61
Time Warner Cable Inc.	5,245,370	299,878	.47
Other securities		1,073,930	1.69
		3,556,759	5.60

Energy - 5.24%
Chevron Corp.	11,625,000	885,941	1.39
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	432,702
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	332,520
Royal Dutch Shell PLC, Class B (2)	3,797,147	100,082	1.36
Spectra Energy Corp	22,411,414	465,933	.73
TOTAL SA (ADR)	3,640,000	184,293
TOTAL SA (2)	3,255,000	163,804	.55
ConocoPhillips	6,000,000	331,320	.52
Other securities		433,927	.69
		3,330,522	5.24

Telecommunication services - 5.11%
Verizon Communications Inc.	42,960,000	1,248,418	1.97
Telefónica, SA (2)	27,042,800	613,994	.97
AT&T Inc.	19,184,621	497,649	.78
Koninklijke KPN NV (2)	31,219,757	434,529	.68
Other securities		450,857	.71
		3,245,447	5.11

Information technology - 3.44%
Microchip Technology Inc. (1)	14,128,000	430,198	.68
Intel Corp.	17,205,000	354,423	.56
Automatic Data Processing, Inc.	7,815,000	322,525	.51
Nintendo Co., Ltd. (2)	1,080,000	300,459	.47
Other securities		779,278	1.22
		2,186,883	3.44

Materials - 2.99%
E.I. du Pont de Nemours and Co.	17,115,000	696,067	1.10
Nucor Corp.	8,200,000	320,948	.51
Other securities		880,219	1.38
		1,897,234	2.99

Miscellaneous - 3.55%
Other common stocks in initial period of acquisition		2,257,038	3.55

Total common stocks (cost: $38,989,855,000)		38,590,359	60.74

			Percent
		Value	of net
Preferred stocks - 1.62%	Shares	(000)	assets

Financials - 1.50%
Fannie Mae, Series O, 0% (3) (4) (5)	3,124,329	2,031
Fannie Mae, Series S, 8.25% noncumulative (4)	1,511,450	608	.00
Freddie Mac, Series V, 5.57% (4)	368,022	145	.00
Other securities		951,948	1.50
		954,732	1.50

Miscellaneous - 0.12%
Other preferred stocks in initial period of acquisition		75,508	.12

Total preferred stocks (cost: $1,090,314,000)		1,030,240	1.62

			Percent
		Value	of net
Convertible securities - 1.38%		(000)	assets
Other - 1.05%
Other securities		665,560	1.05

Miscellaneous - 0.33%
Other convertible securities in initial period of acquisition		211,700	.33

Total convertible securities (cost: $783,625,000)		877,260	1.38

	Principal		Percent
	amount	Value	of net
Bonds & notes - 31.77%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 5.71%
U.S. Treasury:
3.50% 2018	$373,600	$403,428
3.625% 2019	272,250	290,232
6.25% 2023	245,000	319,458
U.S. Treasury 0.625%-8.875% 2011-2040 (6)	2,190,085	2,407,852	5.38
Fannie Mae 6.25% 2029	47,000	58,915	.09
Other securities		151,358	.24
		3,631,243	5.71

Consumer discretionary - 4.59%
Home Depot, Inc. 5.40%-5.875% 2016-2036	6,819	7,199	.01
Other securities		2,907,069	4.58
		2,914,268	4.59

Financials - 4.58%
Other securities		2,908,582	4.58

Mortgage-backed obligations (7) - 4.40%
Fannie Mae 2.634%-11.786% 2012-2047 (5)	1,223,610	1,310,017	2.06
Freddie Mac 2.718%- 11.233% 2018-2040 (5)	291,975	315,524	.50
Other securities		1,173,687	1.84
		2,799,228	4.40

Industrials - 2.32%
WMX Technologies, Inc. 7.10% 2026 (1)	10,125	11,831	.02
Other securities		1,460,060	2.30
		1,471,891	2.32

Telecommunication services - 2.22%
Verizon Communications Inc. 3.75%- 6.35% 2011-2037	113,085	125,160
ALLTEL Corp. 7.00% 2012	17,686	19,587	.23
Other securities		1,266,811	1.99
		1,411,558	2.22

Information technology - 1.66%
Other securities		1,053,962	1.66

Health care - 1.59%
Merck & Co., Inc. 4.00% 2015	3,000	3,290	.01
Other securities		1,004,824	1.58
		1,008,114	1.59

Utilities - 1.07%
Other securities		678,130	1.07

Energy - 1.06%
Shell International Finance BV 1.875%-4.00% 2013-2019	34,000	35,919	.06
Chevron Corp. 3.95%-4.95% 2014-2019	2,800	3,125	.00
Other securities		633,622	1.00
		672,666	1.06

Consumer staples - 1.02%
Other securities		651,134	1.02

Other - 1.40%
Other securities		888,011	1.40

Miscellaneous - 0.15%
Other bonds & notes in initial period of acquisition		93,711	.15

Total bonds & notes (cost: $19,343,315,000)		20,182,498	31.77

	Principal		Percent
	amount	Value	of net
Short-term securities - 3.50%	(000)	(000)	assets

Fannie Mae 0.19%-0.51% due 8/25/2010-5/2/2011	$691,311	$690,817	1.09
Freddie Mac 0.18%-0.32% due 8/3-12/7/2010	515,890	515,724	.81
U.S. Treasury Bills 0.11%-0.325% due 8/19-9/23/2010	136,100	136,085	.21
Other securities		882,637	1.39
Total short-term securities (cost: $2,224,970,000)		2,225,263	3.50

Total investment securities (cost: $62,432,079,000)		62,905,620	99.01
Other assets less liabilities		624,828	.99

Net assets		$63,530,448	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $58,770,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/10 (000)
Waste Management, Inc.	26,835,500	1,536,000	756,500	27,615,000	$32,321	$937,529
WMX Technologies, Inc. 7.10% 2026	$10,125,000	-	-	$10,125,000	719	11,831
Waste Management, Inc. 5.00% 2014	$7,000,000	-	$7,000,000	-	239	-
Waste Management, Inc. 7.375% 2019	$7,200,000	-	$7,200,000	-	90	-
Microchip Technology Inc.	14,128,000	-	-	14,128,000	19,242	430,198
Hospitality Properties Trust	6,000,000	2,015,000	-	8,015,000	10,820	163,907
Hospitality Properties Trust 6.75% 2013	$28,915,000	-	$7,650,000	$21,265,000	2,127	22,631
Hospitality Properties Trust 6.70% 2018	$16,175,000	-	-	$16,175,000	1,088	16,866
Hospitality Properties Trust 5.625% 2017	$1,485,000	$7,000,000	-	$8,485,000	130	8,346
Hospitality Properties Trust 6.30% 2016	$2,400,000	-	-	$2,400,000	168	2,479
Hospitality Properties Trust 5.125% 2015	$2,160,000	-	-	$2,160,000	163	2,177
Hospitality Properties Trust 7.875% 2014	-	$13,000,000	$13,000,000	-	287	-
Weyerhaeuser Co.	10,728,000	-	-	10,728,000	285,579	174,008
Weyerhaeuser Co. 6.875% 2033	$2,500,000	-	$2,500,000	-	39	-
Weyerhaeuser Co. 7.375% 2032	$1,500,000	-	$1,500,000	-	25	-
First Niagara Financial Group, Inc.	9,730,000	1,920,000	-	11,650,000	4,893	156,227
First Niagara Financial Group, Inc. 6.75% 2020	-	$5,500,000	$5,500,000	-	63
Arthur J. Gallagher & Co.	5,000,000	1,000,000	-	6,000,000	7,680	152,520
FirstMerit Corp.	-	5,495,000	-	5,495,000	2,263	108,306
Georgia Gulf Corp. 9.00% 2017 (3)	-	$50,965,000	-	$50,965,000	2,797	53,959
Georgia Gulf Corp. (4)	-	2,659,046	35,900	2,623,146	-	40,265
Georgia Gulf Corp. 10.75% 2016	-	$3,385,000	-	$3,385,000	143	3,554
Georgia Gulf Corp. 10.00% convertible preferred	2,545,684	-	2,545,684	-	-	-
Georgia Gulf Corp.	113,556	18	113,574	-	-	-
Georgia Gulf Corp., Term Loan B, 10.00% 2013	$6,246,177	-	$6,246,177	-	269	-
Georgia Gulf Corp., Term Loan, Revolver, 6.50% 2011	$4,250,000	-	$4,250,000	-	88	-
Macquarie Korea Infrastructure Fund (2)	21,541,078	-	-	21,541,078	4,858	81,114
Applied Industrial Technologies, Inc.	2,738,790	-	-	2,738,790	1,643	76,686
Trustmark Corp.	-	3,257,000	-	3,257,000	1,483	71,654
Prime Infrastructure Group (2)	-	22,756,141	-	22,756,141	2,138	69,839
Clarent Hospital Corp. Liquidating Trust (2) (4)	484,684	-	-	484,684	-	19
Alexandria Real Estate Equities, Inc.(8)	2,450,000	-	2,450,000	-	1,678	-
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 2027 (3) (8)	-	$14,920,000	-	$14,920,000	569	-
Alexandria Real Estate Equities, Inc. 8.00% convertible notes 2029 (8)	$463,000	-	$463,000	-	32	-
BancorpSouth, Inc. (8)	-	4,255,800	350,000	3,905,800	2,665	-
De La Rue PLC (2) (8)	6,369,718	-	1,552,100	4,817,618	4,182	-
MeadWestvaco Corp. (8)	10,600,696	-	2,780,696	7,820,000	7,719	-
					$398,200	$2,584,115

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,172,493,000, which represented 14.44% of the net assets of the fund. This amount includes $9,076,180,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $4,672,572,000, which represented 7.35% of the net assets of the fund.

(4) Security did not produce income during the last 12 months.
(5) Coupon rate may change periodically.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(8) Unaffiliated issuer at 7/31/2010.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $59,347,983)	$60,321,505
Affiliated issuers (cost: $3,084,096)	2,584,115	$62,905,620
Cash		380
Receivables for:
Sales of investments	255,363
Sales of fund's shares	57,637
Dividends and interest	710,531	1,023,531
		63,929,531
Liabilities:
Payables for:
Purchases of investments	257,301
Repurchases of fund's shares	86,033
Investment advisory services	18,457
Services provided by affiliates	33,928
Directors' deferred compensation	2,938
Other	426	399,083
Net assets at July 31, 2010		$63,530,448

Net assets consist of:
Capital paid in on shares of capital stock		$71,596,067
Undistributed net investment income		681,967
Accumulated net realized loss		(9,222,301)
Net unrealized appreciation		474,715
Net assets at July 31, 2010		$63,530,448

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (4,108,932 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$48,436,930	3,128,223	$15.48
Class B	2,420,763	157,535	15.37
Class C	5,882,122	383,645	15.33
Class F-1	1,814,776	117,398	15.46
Class F-2	460,428	29,744	15.48
Class 529-A	752,642	48,677	15.46
Class 529-B	91,568	5,944	15.41
Class 529-C	280,659	18,209	15.41
Class 529-E	35,432	2,297	15.43
Class 529-F-1	22,064	1,427	15.46
Class R-1	91,134	5,914	15.41
Class R-2	518,322	33,760	15.35
Class R-3	1,056,248	68,423	15.44
Class R-4	740,441	47,883	15.46
Class R-5	446,890	28,863	15.48
Class R-6	480,029	30,990	15.49

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $62,584;
also includes $389,177 from affiliates)	$1,955,757
Interest (includes $9,023 from affiliates)	1,499,475	$3,455,232

Fees and expenses*:
Investment advisory services	166,066
Distribution services	222,466
Transfer agent services	45,050
Administrative services	19,308
Reports to shareholders	2,792
Registration statement and prospectus	8,160
Directors' compensation	770
Auditing and legal	190
Custodian	2,325
Other	2,131	469,258
Net investment income		2,985,974

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (includes $34,224 net gain from affiliates)	2,040,760
Currency transactions	(1,774)	2,038,986
Net unrealized appreciation on:
Investments	3,711,931
Currency translations	727	3,712,658
Net realized gain and unrealized appreciation
on investments and currency		5,751,644
Net increase in net assets resulting
from operations		$8,737,618

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended July 31
	2010	2009
Operations:
Net investment income	$2,985,974	$3,123,141
Net realized gain (loss) on investments and currency transactions	2,038,986	(11,247,294)
Net unrealized appreciation (depreciation) on investments and currency translations	3,712,658	(2,332,526)
Net increase (decrease) in net assets resulting from operations	8,737,618	(10,456,679)

Dividends paid to shareholders from net investment income	(2,671,237)	(2,991,184)

Net capital share transactions	(2,485,102)	(3,089,104)

Total increase (decrease) in net assets	3,581,279	(16,536,967)

Net assets:
Beginning of year	59,949,169	76,486,136
End of year (including undistributed
net investment income: $681,967 and $367,574, respectively)	$63,530,448	$59,949,169

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Income Fund of America, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on October 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments – The fund may participate in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of July 31, 2010, the fund’s maximum exposure of unfunded bond commitments was $10,151,000, which would represent 0.02% of the net assets of the fund should such commitments become due.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Industrials	$4,297,207	$964,898	(1)	$163	$5,262,268
Consumer staples	3,715,117	791,653	(1)	-	4,506,770
Financials	3,063,646	1,323,568	(1)	-	4,387,214
Utilities	2,482,250	1,845,461	(1)	-	4,327,711
Health care	3,440,087	192,407	(1)	19	3,632,513
Consumer discretionary	2,801,977	737,719	(1)	17,063	3,556,759
Energy	3,066,636	263,886	(1)	-	3,330,522
Telecommunication services	1,843,434	1,402,013	(1)	-	3,245,447
Information technology	1,654,118	532,765	(1)	-	2,186,883
Materials	1,644,051	253,183	(1)	-	1,897,234
Miscellaneous	1,475,575	781,463	(1)	-	2,257,038
Preferred stocks	103,311	926,929			1,030,240
Convertible securities	353,585	523,675		-	877,260
Bonds & notes:
Corporate bonds & notes	-	12,725,071		45,234	12,770,305
Bonds & notes of governments & government agencies outside the U.S.	-	3,631,243		-	3,631,243
Mortgage-backed obligations	-	2,778,230		20,998	2,799,228
Other	-	888,011		-	888,011
Miscellaneous	-	93,711		-	93,711
Short-term securities	-	2,225,263		-	2,225,263
Total	$29,940,994	$32,881,149		$83,477	$62,905,620

(1) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $9,076,180,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended July 31, 2010 (dollars in thousands):

	Beginning value at 8/01/2009	Net purchases and sales	Net realized loss(2)	Net unrealized appreciation(2)	Net transfers into Level 3(3)	Ending value at 7/31/2010
Investment securities	$109,955	$(88,000)	$(19,380)	$57,555	$23,347	$83,477

Net unrealized appreciation during the period on Level 3 investment securities held at July 31, 2010 (dollars in thousands) (2):						$17,037

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Interest rate risks — The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Credit risks — Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

High-yield bond and long maturity risks — Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. In addition, longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2010, the fund reclassified $89,000 from accumulated net realized loss to undistributed net investment income and $433,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$704,404
Post-October currency loss deferrals (realized during the period November 1, 2009, through July 31, 2010)*		(3,084)
Capital loss carryforwards †:
Expiring 2017	$(1,328,267)
Expiring 2018	(7,892,940)	(9,221,207)
Gross unrealized appreciation on investment securities		5,102,051
Gross unrealized depreciation on investment securities		(4,650,503)
Net unrealized appreciation on investment securities		451,548
Cost of investment securities		62,454,072

* These deferrals are considered incurred in the subsequent year.
† The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended July 31
Share class	2010	2009
Class A	$2,089,796	$2,325,379
Class B	97,153	136,968
Class C	211,864	256,919
Class F-1	79,624	100,766
Class F-2	19,206	7,086
Class 529-A	29,614	28,341
Class 529-B	3,344	3,910
Class 529-C	9,321	9,875
Class 529-E	1,307	1,290
Class 529-F-1	933	884
Class R-1	3,054	3,112
Class R-2	17,811	18,615
Class R-3	40,939	42,400
Class R-4	29,998	27,738
Class R-5	19,594	24,864
Class R-6*	17,679	3,037
Total	$2,671,237	$2,991,184

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2010, the investment advisory services fee was $166,066,000, which was equivalent to an annualized rate of 0.261% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended July 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$114,251	$42,618	Not applicable	Not applicable	Not applicable
Class B	27,293	2,432	Not applicable	Not applicable	Not applicable
Class C	59,536	Included in administrative services	$7,443	$852	Not applicable
Class F-1	4,533		2,045	135	Not applicable
Class F-2	Not applicable		559	21	Not applicable
Class 529-A	1,497		536	68	$696
Class 529-B	963		75	23	96
Class 529-C	2,658		206	53	267
Class 529-E	164		25	3	33
Class 529-F-1	-		16	2	21
Class R-1	854		107	25	Not applicable
Class R-2	3,810		759	1,465	Not applicable
Class R-3	5,150		1,526	574	Not applicable
Class R-4	1,757		1,032	41	Not applicable
Class R-5	Not applicable		401	10	Not applicable
Class R-6	Not applicable		192	1	Not applicable
Total	$222,466	$45,050	$14,922	$3,273	$1,113

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $770,000, shown on the accompanying financial statements, includes $419,000 in current fees (either paid in cash or deferred) and a net increase of $351,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2010
Class A	$5,109,735	335,067	$1,909,103	124,792	$(8,765,580)	(576,354)	$(1,746,742)	(116,495)
Class B	69,078	4,576	89,100	5,865	(851,843)	(56,276)	(693,665)	(45,835)
Class C	646,265	42,774	182,915	12,069	(1,151,256)	(76,308)	(322,076)	(21,465)
Class F-1	347,380	22,812	69,299	4,536	(582,284)	(38,413)	(165,605)	(11,065)
Class F-2	195,285	12,881	12,577	824	(134,507)	(8,854)	73,355	4,851
Class 529-A	138,942	9,113	29,610	1,937	(86,396)	(5,685)	82,156	5,365
Class 529-B	5,063	333	3,344	219	(17,575)	(1,153)	(9,168)	(601)
Class 529-C	52,729	3,470	9,317	611	(46,884)	(3,100)	15,162	981
Class 529-E	7,221	475	1,307	86	(5,035)	(333)	3,493	228
Class 529-F-1	5,848	384	933	61	(5,273)	(348)	1,508	97
Class R-1	31,826	2,092	3,031	199	(25,382)	(1,678)	9,475	613
Class R-2	136,033	8,997	17,706	1,166	(145,325)	(9,616)	8,414	547
Class R-3	252,361	16,591	40,598	2,660	(268,692)	(17,679)	24,267	1,572
Class R-4	217,458	14,322	29,785	1,948	(201,984)	(13,233)	45,259	3,037
Class R-5	103,146	6,784	19,534	1,277	(110,781)	(7,299)	11,899	762
Class R-6	167,893	10,984	17,675	1,153	(8,402)	(544)	177,166	11,593
Total net increase
(decrease)	$7,486,263	491,655	$2,435,834	159,403	$(12,407,199)	(816,873)	$(2,485,102)	(165,815)

Year ended July 31, 2009
Class A	$7,205,248	549,358	$2,373,774	178,565	$(11,841,997)	(900,906)	$(2,262,975)	(172,983)
Class B	225,316	17,290	138,270	10,469	(920,167)	(70,319)	(556,581)	(42,560)
Class C	878,445	67,357	254,471	19,314	(1,801,420)	(137,322)	(668,504)	(50,651)
Class F-1	590,677	45,076	93,918	7,046	(1,108,912)	(83,595)	(424,317)	(31,473)
Class F-2	383,801	28,528	3,803	299	(49,989)	(3,934)	337,615	24,893
Class 529-A	109,544	8,299	31,358	2,373	(84,367)	(6,378)	56,535	4,294
Class 529-B	8,754	662	4,324	329	(12,210)	(936)	868	55
Class 529-C	47,175	3,597	10,888	826	(46,838)	(3,523)	11,225	900
Class 529-E	5,281	403	1,428	108	(4,485)	(340)	2,224	171
Class 529-F-1	4,831	364	975	74	(4,473)	(338)	1,333	100
Class R-1	20,173	1,525	3,405	259	(20,485)	(1,541)	3,093	243
Class R-2	144,128	11,008	20,373	1,553	(130,743)	(9,974)	33,758	2,587
Class R-3	261,898	19,795	47,120	3,570	(251,304)	(19,136)	57,714	4,229
Class R-4	257,894	19,483	30,577	2,325	(158,713)	(12,150)	129,758	9,658
Class R-5	267,248	20,467	26,549	2,013	(349,808)	(27,338)	(56,011)	(4,858)
Class R-6†	242,772	19,212	3,035	233	(646)	(48)	245,161	19,397
Total net increase
(decrease)	$10,653,185	812,424	$3,044,268	229,356	$(16,786,557)	(1,277,778)	$(3,089,104)	(235,998)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $19,385,071,000 and $22,151,400,000, respectively, during the year ended July 31, 2010.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 7/31/2010	$14.04	$.73	$1.37	$2.10	$(.66)	$-	$(.66)	$15.48	15.09%	$48,437	.61%	.61%	4.82%
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	-	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Year ended 7/31/2006	18.70	.81	.94	1.75	(.76)	(.36)	(1.12)	19.33	9.77	53,188	.56	.53	4.35
Class B:
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	-	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	-	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Year ended 7/31/2006	18.61	.66	.93	1.59	(.62)	(.36)	(.98)	19.22	8.87	4,442	1.33	1.31	3.58
Class C:
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	-	(.54)	15.33	14.17	5,882	1.43	1.43	4.00
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	-	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Year ended 7/31/2006	18.58	.65	.93	1.58	(.61)	(.36)	(.97)	19.19	8.83	6,675	1.38	1.36	3.52
Class F-1:
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	-	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	-	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60	.57	4.18
Year ended 7/31/2006	18.68	.80	.93	1.73	(.75)	(.36)	(1.11)	19.30	9.68	1,957	.60	.57	4.30
Class F-2:
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	-	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	-	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	-	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65	.63	4.14
Year ended 7/31/2006	18.68	.80	.94	1.74	(.75)	(.36)	(1.11)	19.31	9.70	452	.63	.61	4.27
Class 529-B:
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	-	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Year ended 7/31/2006	18.65	.64	.92	1.56	(.59)	(.36)	(.95)	19.26	8.71	92	1.47	1.44	3.44
Class 529-C:
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	-	(.53)	15.41	14.04	281	1.48	1.48	3.97
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Year ended 7/31/2006	18.65	.64	.93	1.57	(.59)	(.36)	(.95)	19.27	8.77	201	1.46	1.43	3.45
Class 529-E:
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	-	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94	.91	3.86
Year ended 7/31/2006	18.66	.74	.93	1.67	(.69)	(.36)	(1.05)	19.28	9.32	23	.94	.92	3.96

Class 529-F-1:
Year ended 7/31/2010	$14.03	$.76	$1.35	$2.11	$(.68)	$-	$(.68)	$15.46	15.19%	$22	.47%	.47%	4.99%
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	-	(.72)	14.03	(12.56)	19	.50	.48	5.64
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20	.44	.41	4.37
Year ended 7/31/2006	18.68	.83	.93	1.76	(.78)	(.36)	(1.14)	19.30	9.85	10	.44	.42	4.46
Class R-1:
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	-	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	-	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Year ended 7/31/2006	18.65	.64	.94	1.58	(.60)	(.36)	(.96)	19.27	8.79	37	1.45	1.41	3.46
Class R-2:
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	-	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	-	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Year ended 7/31/2006	18.60	.64	.94	1.58	(.60)	(.36)	(.96)	19.22	8.83	379	1.52	1.40	3.48
Class R-3:
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	-	(.60)	15.44	14.63	1,056	.99	.99	4.45
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Year ended 7/31/2006	18.67	.73	.93	1.66	(.68)	(.36)	(1.04)	19.29	9.29	579	.96	.94	3.94
Class R-4:
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	-	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Year ended 7/31/2006	18.69	.79	.93	1.72	(.74)	(.36)	(1.10)	19.31	9.60	255	.66	.64	4.22
Class R-5:
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	-	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	-	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Year ended 7/31/2006	18.70	.85	.93	1.78	(.80)	(.36)	(1.16)	19.32	9.92	168	.36	.34	4.56
Class R-6:
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	-	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/2009	12.55	.19	1.48	1.67	(.17)	-	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	35%	49%	38%	32%	35%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Income Fund of America, Inc. (the “Fund”), as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 7, 2010

Expense example
                                                                                                                                             unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010, through July 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2010	Ending account value 7/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,044.42	$3.09	.61%
Class A -- assumed 5% return	1,000.00	1,021.77	3.06	.61
Class B -- actual return	1,000.00	1,040.64	6.98	1.38
Class B -- assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class C -- actual return	1,000.00	1,040.00	7.18	1.42
Class C -- assumed 5% return	1,000.00	1,017.75	7.10	1.42
Class F-1 -- actual return	1,000.00	1,044.31	3.29	.65
Class F-1 -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class F-2 -- actual return	1,000.00	1,045.41	2.13	.42
Class F-2 -- assumed 5% return	1,000.00	1,022.71	2.11	.42
Class 529-A -- actual return	1,000.00	1,044.11	3.50	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-B -- actual return	1,000.00	1,040.05	7.49	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.46	7.40	1.48
Class 529-C -- actual return	1,000.00	1,039.53	7.48	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.46	7.40	1.48
Class 529-E -- actual return	1,000.00	1,042.77	4.91	.97
Class 529-E -- assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-F-1 -- actual return	1,000.00	1,045.24	2.38	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.46	2.36	.47
Class R-1 -- actual return	1,000.00	1,039.87	7.23	1.43
Class R-1 -- assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class R-2 -- actual return	1,000.00	1,039.69	7.38	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-3 -- actual return	1,000.00	1,042.60	4.96	.98
Class R-3 -- assumed 5% return	1,000.00	1,019.93	4.91	.98
Class R-4 -- actual return	1,000.00	1,043.43	3.50	.69
Class R-4 -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class R-5 -- actual return	1,000.00	1,045.61	1.93	.38
Class R-5 -- assumed 5% return	1,000.00	1,022.91	1.91	.38
Class R-6 -- actual return	1,000.00	1,045.85	1.72	.34
Class R-6 -- assumed 5% return	1,000.00	1,023.11	1.71	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2010:

Qualified dividend income	$2,186,010,000
Corporate dividends received deduction	$1,468,845,000
U.S. government income that may be exempt from state taxation	$89,146,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2010 (the most recent calendar quarter-end):

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	10.45%	0.75%	5.08%
Not reflecting CDSC	15.45	1.06	5.08

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.37	1.01	4.01
Not reflecting CDSC	15.37	1.01	4.01

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	16.30	1.79	4.81

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	16.62	—	–2.27

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	9.57	0.55	4.11
Not reflecting maximum sales charge	16.25	1.75	4.85

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	10.39	0.63	4.12
Not reflecting CDSC	15.39	0.94	4.12

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.40	0.95	4.10
Not reflecting CDSC	15.40	0.95	4.10

Class 529-E shares3,4 — first sold 2/25/02	15.88	1.46	4.49

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	16.50	1.96	6.31

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors
	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Mary Jane Elmore, 56	2008	Managing Director and General Partner,
		Institutional Venture Partners

Robert A. Fox, 73	1972	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and Non-Executive)

Leonade D. Jones, 62	1993	Retired

William D. Jones, 55	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 73	2003	Business consultant

John G. McDonald, 73	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

James J. Postl, 64	2008	Retired

Henry E. Riggs, 75	1989	President Emeritus, Keck Graduate Institute of
		Applied Life Sciences; Professor Emeritus, Stanford
		University and Harvey Mudd College

Isaac Stein, 63	2004	President, Waverly Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” directors
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Mary Jane Elmore, 56	3	None

Robert A. Fox, 73	9	None
Chairman of the Board
(Independent and Non-Executive)

Leonade D. Jones, 62	9	None

William D. Jones, 55	6	Sempra Energy; SouthWest Water Company

John M. Lillie, 73	3	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 64	3	Cooper Industries; Pulte, Inc.

Henry E. Riggs, 75	5	None

Isaac Stein, 63	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

“Interested” director4
Year first
elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Hilda L. Applbaum, 49	1998	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

“Interested” director4
Number of
portfolios
in fund
complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Hilda L. Applbaum, 49	1	None
Vice Chairman of the Board

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund1	or the principal underwriter of the fund

David C. Barclay, 53	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company

Abner D. Goldstine, 80	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		Capital Research and Management Company

Dina N. Perry, 64	1994	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Paul F. Roye, 56	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;5 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Andrew B. Suzman, 43	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company5

Joanna F. Jonsson, 47	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;5 Director, American
		Funds Distributors, Inc.;5 Director, Capital
		International Limited5

John H. Smet, 54	1994	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director, The
		Capital Group Companies, Inc.5

Steven T. Watson, 55	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;5 Director, Capital
		Research Company;5 Director, The Capital Group
		Companies, Inc.5

Patrick F. Quan, 52	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 37	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2009	Associate — Capital Research and Management
Assistant Secretary		Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.
6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2010, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
>The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-906-0910P

Litho in USA BAG/Q/8061-S26187

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$141,000
2010	$121,000

b) Audit-Related Fees:
2009	$23,000
2010	$21,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$996,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,323,000 for fiscal year 2009 and $1,519,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®

Investment portfolio

July 31, 2010

Common stocks — 60.74%	Shares	Value (000)

INDUSTRIALS — 8.28%
Waste Management, Inc.1	27,615,000	$937,529
Emerson Electric Co.	15,095,000	747,806
Lockheed Martin Corp.	6,310,000	474,197
Schneider Electric SA2	3,430,209	395,666
Honeywell International Inc.	9,075,000	388,955
Boeing Co.	5,160,000	351,603
United Technologies Corp.	4,308,000	306,299
Norfolk Southern Corp.	3,500,000	196,945
Masco Corp.	16,989,176	174,649
United Parcel Service, Inc., Class B	2,650,000	172,250
Hubbell Inc., Class B	3,272,100	154,410
Keppel Corp. Ltd.2	21,100,000	144,511
Finmeccanica SpA2	12,400,000	136,233
Eaton Corp.	1,520,200	119,275
3M Co.	1,165,000	99,654
AB SKF, Class B2	4,290,000	82,083
Macquarie Korea Infrastructure Fund1,2	21,541,078	81,114
Applied Industrial Technologies, Inc.1	2,738,790	76,686
De La Rue PLC2	4,817,618	55,453
R.R. Donnelley & Sons Co.	3,095,400	52,219
SembCorp Industries Ltd2	16,689,500	51,812
Pitney Bowes Inc.	1,000,000	24,410
Delta Air Lines, Inc.3	1,590,154	18,891
Qantas Airways Ltd.2,3	8,095,285	18,026
UAL Corp.3	60,182	1,429
Atrium Corp.2,3,4	1,807	163
		5,262,268

CONSUMER STAPLES — 7.09%
Philip Morris International Inc.	14,715,000	751,054
Kraft Foods Inc., Class A	21,000,821	613,434
H.J. Heinz Co.	10,111,700	449,768
Unilever NV, depository receipts2	9,045,000	266,043
Unilever NV (New York registered)	5,051,750	148,976
Coca-Cola Co.	6,250,000	344,438
Procter & Gamble Co.	4,540,000	277,666
Tesco PLC2	43,521,559	267,111
General Mills, Inc.	7,740,000	264,708
Hershey Co.	5,353,915	251,634
Reynolds American Inc.	3,950,000	228,389
Sysco Corp.	5,310,000	164,451
British American Tobacco PLC2	4,000,000	137,890
Kimberly-Clark Corp.	2,125,000	136,255
Coca-Cola Amatil Ltd.2	11,640,441	120,609
Clorox Co.	1,300,000	84,344
		4,506,770

FINANCIALS — 6.91%
HSBC Holdings PLC (United Kingdom)2	23,650,749	241,263
HSBC Holdings PLC (Hong Kong)2	14,326,382	147,434
HSBC Holdings PLC (ADR)	1,460,000	74,577
Bank of Nova Scotia	7,325,000	367,586
Australia and New Zealand Banking Group Ltd.2	16,617,353	346,530
Equity Residential, shares of beneficial interest	6,842,800	313,742
HCP, Inc.	8,492,300	301,222
People’s United Financial, Inc.	13,000,000	179,920
Toronto-Dominion Bank	2,420,000	172,217
Hospitality Properties Trust1	8,015,000	163,907
First Niagara Financial Group, Inc.1	11,650,000	156,227
Industrial and Commercial Bank of China Ltd., Class H2	202,875,000	154,745
Arthur J. Gallagher & Co.1	6,000,000	152,520
Citigroup Inc.3	36,376,414	149,143
Bank of America Corp.	9,504,768	133,447
Banco Santander, SA2	9,827,617	125,524
FirstMerit Corp.1	5,495,000	108,306
Cullen/Frost Bankers, Inc.	1,900,000	104,899
U.S. Bancorp	4,000,000	95,600
Hang Seng Bank Ltd.2	6,630,000	91,704
Public Storage	920,000	90,270
Mercury General Corp.	2,000,000	86,260
Marsh & McLennan Companies, Inc.	3,570,000	83,966
Absa Group Ltd.2	4,030,000	75,025
Trustmark Corp.1	3,257,000	71,654
Crédit Agricole SA2	5,000,000	68,152
ProLogis, shares of beneficial interest	5,600,000	60,816
BancorpSouth, Inc.	3,905,800	57,259
Boardwalk Real Estate Investment Trust	1,199,000	48,261
QBE Insurance Group Ltd.2	2,961,000	44,818
Itaúsa — Investimentos Itaú SA, preferred nominative	4,700,921	34,960
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,272,176	28,484
BB&T Corp.	975,000	24,209
Renasant Corp.2,5	900,000	12,309
Renasant Corp.	275,000	4,194
AXA SA2	875,000	16,064
		4,387,214

UTILITIES — 6.81%
GDF SUEZ2	19,586,965	648,975
Duke Energy Corp.	36,316,172	621,006
Progress Energy, Inc.	7,855,400	330,791
Hongkong Electric Holdings Ltd.2	52,138,000	315,204
FirstEnergy Corp.	8,096,500	305,238
Exelon Corp.	7,000,000	292,810
National Grid PLC2	35,570,000	284,384
Entergy Corp.	3,541,000	274,463
Snam Rete Gas SpA2	50,108,326	235,131
SUEZ Environnement Co.2	12,650,000	235,074
DTE Energy Co.	5,000,000	230,800
Consolidated Edison, Inc.	3,000,000	138,360
American Electric Power Co., Inc.	3,000,000	107,940
PG&E Corp.	2,000,133	88,806
Prime Infrastructure Group1,2	22,756,141	69,839
NextEra Energy, Inc.	1,200,000	62,760
DUET Group2	38,369,915	56,854
PPL Corp.	1,072,778	29,276
		4,327,711

HEALTH CARE — 5.72%
Merck & Co., Inc.	39,858,511	1,373,524
Bristol-Myers Squibb Co.	35,025,500	872,835
Eli Lilly and Co.	14,940,000	531,864
Pfizer Inc	26,050,000	390,750
AstraZeneca PLC (United Kingdom)2	3,810,000	192,407
Novartis AG (ADR)	3,000,000	146,220
Johnson & Johnson	2,150,000	124,894
Clarent Hospital Corp. Liquidating Trust1,2,3	484,684	19
		3,632,513

CONSUMER DISCRETIONARY — 5.60%
Home Depot, Inc.	33,870,000	965,634
McDonald’s Corp.	11,916,400	830,930
McGraw-Hill Companies, Inc.	12,590,000	386,387
Time Warner Cable Inc.	5,245,370	299,878
Esprit Holdings Ltd.2	29,997,842	188,675
Vivendi SA2	6,000,000	143,849
Truworths International Ltd.2	16,095,576	128,481
Tatts Group Ltd.2	53,500,000	118,743
CBS Corp., Class B	7,000,000	103,460
VF Corp.	1,065,000	84,486
OPAP SA2	4,600,000	68,142
H & M Hennes & Mauritz AB, Class B2	2,154,000	67,852
Regal Entertainment Group, Class A	4,827,018	64,441
Leggett & Platt, Inc.	1,874,000	39,054
Ford Motor Co.3	2,169,728	27,707
Kesa Electricals PLC2	10,900,000	21,450
Cooper-Standard Holdings Inc.2,3,4	586,012	17,060
Adelphia Recovery Trust, Series ACC-12,3	19,531,478	527
American Media Operations, Inc.2,3,4	281,006	3
		3,556,759

ENERGY — 5.24%
Chevron Corp.	11,625,000	885,941
Royal Dutch Shell PLC, Class B (ADR)	8,100,000	432,702
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	332,520
Royal Dutch Shell PLC, Class B2	3,797,147	100,082
Spectra Energy Corp	22,411,414	465,933
TOTAL SA (ADR)	3,640,000	184,293
TOTAL SA2	3,255,000	163,804
ConocoPhillips	6,000,000	331,320
Penn West Energy Trust	10,775,000	208,991
Diamond Offshore Drilling, Inc.	2,332,657	138,770
ARC Energy Trust	4,444,700	86,166
		3,330,522

TELECOMMUNICATION SERVICES — 5.11%
Verizon Communications Inc.	42,960,000	1,248,418
Telefónica, SA2	27,042,800	613,994
AT&T Inc.	19,184,621	497,649
Koninklijke KPN NV2	31,219,757	434,529
Telstra Corp. Ltd.2	60,000,000	175,017
Bell Aliant Regional Communications Income Fund	3,595,000	90,080
Vodafone Group PLC2	30,000,000	70,252
Telekom Austria AG, non-registered shares2	4,500,000	57,942
Telefónica 02 Czech Republic, AS2	2,200,000	50,279
Sprint Nextel Corp., Series 13	760,501	3,476
American Tower Corp., Class A3	42,271	1,955
CenturyLink, Inc.	52,094	1,856
		3,245,447

INFORMATION TECHNOLOGY — 3.44%
Microchip Technology Inc.1	14,128,000	430,198
Intel Corp.	17,205,000	354,423
Automatic Data Processing, Inc.	7,815,000	322,525
Nintendo Co., Ltd.2	1,080,000	300,459
Maxim Integrated Products, Inc.	14,406,000	252,537
Paychex, Inc.	9,293,000	241,525
MediaTek Inc.2	11,921,433	160,621
HTC Corp.2	3,895,500	71,685
Microsoft Corp.	2,050,000	52,910
		2,186,883

MATERIALS — 2.99%
E.I. du Pont de Nemours and Co.	17,115,000	696,067
Nucor Corp.	8,200,000	320,948
MeadWestvaco Corp.	7,820,000	187,367
Weyerhaeuser Co.1	10,728,000	174,008
Dow Chemical Co.	6,100,000	166,713
Fletcher Building Ltd.2	25,461,500	140,707
Impala Platinum Holdings Ltd.2	2,937,112	79,476
Georgia Gulf Corp.1,3	2,623,146	40,265
Grupo México, SAB de CV, Series B	14,000,000	37,221
Kumba Iron Ore Ltd.2	650,908	33,000
Freeport-McMoRan Copper & Gold Inc.	300,000	21,462
		1,897,234

MISCELLANEOUS — 3.55%
Other common stocks in initial period of acquisition		2,257,038

Total common stocks (cost: $38,989,855,000)		38,590,359

Preferred stocks — 1.62%

FINANCIALS — 1.50%
SMFG Preferred Capital USD 3 Ltd. 9.50%5,6	155,885,000	175,566
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative5	1,800,000	1,884
JPMorgan Chase & Co., Series I, 7.90%6	126,500,000	132,582
Barclays Bank PLC 7.434%5,6	77,913,000	76,744
Barclays Bank PLC 8.55%5,6	21,718,000	21,935
Barclays Bank PLC 6.86%5,6	6,697,000	5,826
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up5,6	10,000,000	12,575
Vornado Realty Trust, Series I, 6.625%	3,380,000	79,261
Mizuho Capital Investment (USD) 2 Ltd. 14.95%5,6	55,766,000	69,450
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative5,6	50,000	47
Wells Fargo & Co., Series K, 7.98%6	51,373,000	53,171
Wachovia Capital Trust III 5.80%6	11,956,000	10,238
Bank of America Corp., Series M, 8.125% noncumulative6	30,924,000	31,160
Bank of America Corp., Series K, 8.00% noncumulative6	14,500,000	14,613
Société Générale 5.922%5,6	45,073,000	37,685
Catlin Insurance Ltd. 7.249%5,6	46,240,000	37,454
BNP Paribas 7.195%5,6	19,600,000	18,718
BNP Paribas Capital Trust 9.003% noncumulative trust5,6	12,000,000	12,090
Public Storage, Inc., Series F, 6.45%	1,000,000	24,050
Woori Bank 6.208%5,6	22,500,000	20,931
Ally Financial Inc., Series G, 7.00%5	19,991	16,418
QBE Capital Funding II LP 6.797%5,6	18,715,000	15,458
Royal Bank of Scotland Group PLC, Series U, 7.64%6	16,800,000	10,500
RBS Capital Trust II 6.425% noncumulative trust3,6	2,350,000	1,328
Royal Bank of Scotland Group PLC 5.512% noncumulative trust6	2,300,000	1,288
Resona Preferred Global Securities (Cayman) Ltd. 7.191%5,6	11,772,000	11,189
PNC Preferred Funding Trust I 6.517%5,6	13,900,000	10,630
HBOS Capital Funding LP 6.071%5,6	12,400,000	9,672
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative5,6	14,090,000	9,379
AXA SA, Series B, 6.379%5,6	11,530,000	9,282
Standard Chartered PLC 6.409%5,6	10,000,000	9,097
XL Capital Ltd., Series E, 6.50%6	9,025,000	6,949
ILFC E-Capital Trust II 6.25%5,6	6,975,000	4,778
Fannie Mae, Series O, 0%3,5,6	3,124,329	2,031
Fannie Mae, Series S, 8.25% noncumulative3	1,511,450	608
Freddie Mac, Series V, 5.57%3	368,022	145
		954,732

MISCELLANEOUS — 0.12%
Other preferred stocks in initial period of acquisition		75,508

Total preferred stocks (cost: $1,090,314,000)		1,030,240

	Shares or
Convertible securities — 1.38%	principal amount

INDUSTRIALS — 0.25%
UAL Corp. 6.00% convertible notes 2029	$30,000,000	85,350
UAL Corp. 4.50% convertible notes 2021	$72,600,000	73,689
		159,039

MATERIALS — 0.22%
Vale SA 6.75% convertible preferred 2012	375,000	29,902
Vale SA 6.75% convertible preferred 2012	471,000	37,737
Alcoa Inc. 5.25% convertible notes 2014	$21,500,000	40,205
Sino-Forest Corp. 4.25% convertible notes 20165	$30,000,000	29,605
		137,449

INFORMATION TECHNOLOGY — 0.21%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$122,560,000	122,254
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$8,722,000	8,809
		131,063

CONSUMER STAPLES — 0.20%
Archer Daniels Midland Co. 6.25% convertible preferred 2011, units	2,570,000	98,714
Bunge Ltd. 5.125% convertible preferred 2010	13,300	6,770
Bunge Ltd. 4.875% convertible preferred	272,700	22,770
		128,254

ENERGY — 0.12%
El Paso Corp. 4.99% convertible preferred	73,150	77,758

FINANCIALS — 0.05%
Boston Properties, Inc. 2.875% convertible notes 2037	$17,241,000	17,263
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20275	$14,920,000	14,733
		31,996

CONSUMER DISCRETIONARY — 0.00%
Ford Motor Co. 4.25% convertible notes 2036	$700	1

MISCELLANEOUS — 0.33%
Other convertible securities in initial period of acquisition		$211,700

Total convertible securities (cost: $783,625,000)		877,260

	Principal amount
Bonds & notes — 31.77%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 5.71%
U.S. Treasury 1.00% 2011	$13,860	13,951
U.S. Treasury 1.125% 2011	57,260	57,838
U.S. Treasury 4.50% 2011	16,165	17,052
U.S. Treasury 4.625% 2011	271,750	288,039
U.S. Treasury 0.625% 2012	59,800	59,908
U.S. Treasury 1.875% 20137	29,697	31,507
U.S. Treasury 2.75% 2013	164,500	174,242
U.S. Treasury 3.375% 2013	112,250	120,827
U.S. Treasury 3.50% 2013	52,000	56,050
U.S. Treasury 3.625% 2013	199,960	216,113
U.S. Treasury 4.25% 2013	110,582	122,003
U.S. Treasury 1.875% 2014	41,000	42,159
U.S. Treasury 2.375% 2014	14,350	14,990
U.S. Treasury 4.25% 2014	66,500	74,675
U.S. Treasury 1.875% 20157	76,272	82,037
U.S. Treasury 2.50% 2015	88,000	92,088
U.S. Treasury 2.625% 2016	9,000	9,370
U.S. Treasury 3.125% 2016	5,600	5,932
U.S. Treasury 3.25% 2016	28,145	30,161
U.S. Treasury 5.125% 2016	22,000	25,867
U.S. Treasury 4.50% 2017	32,750	37,531
U.S. Treasury 4.75% 2017	27,000	31,460
U.S. Treasury 8.875% 2017	35,500	50,833
U.S. Treasury 1.625% 20187	20,828	22,029
U.S. Treasury 3.50% 2018	373,600	403,428
U.S. Treasury 3.75% 2018	42,900	46,726
U.S. Treasury 2.75% 2019	2,800	2,820
U.S. Treasury 3.125% 2019	20,000	20,609
U.S. Treasury 3.375% 2019	15,000	15,639
U.S. Treasury 3.625% 2019	272,250	290,232
U.S. Treasury 8.125% 2019	24,000	34,396
U.S. Treasury 3.625% 2020	30,750	32,645
U.S. Treasury 7.875% 2021	50,000	71,976
U.S. Treasury 8.125% 2021	21,395	31,461
U.S. Treasury 6.25% 2023	245,000	319,458
U.S. Treasury 2.375% 20257	3,357	3,697
U.S. Treasury 6.00% 2026	20,000	25,922
U.S. Treasury 6.50% 2026	14,385	19,652
U.S. Treasury 5.25% 2029	4,025	4,855
U.S. Treasury 4.50% 2036	218,640	239,787
U.S. Treasury 4.375% 2038	24,065	25,780
U.S. Treasury 3.50% 2039	20,000	18,372
U.S. Treasury 4.25% 2039	10,750	11,250
U.S. Treasury 4.50% 2039	7,020	7,650
U.S. Treasury 2.125% 20407	4,229	4,501
U.S. Treasury 4.625% 2040	102,000	113,452
Fannie Mae 6.25% 2029	47,000	58,915
Federal Home Loan Bank 0.253% 20116	14,200	14,209
Federal Home Loan Bank, Series 467, 5.25% 2014	11,125	12,755
CoBank ACB 7.875% 20185	10,000	11,265
CoBank ACB 1.137% 20225,6	8,315	6,577
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	4,400	4,423
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	11,750	12,009
Federal Agricultural Mortgage Corp. 4.875% 20115	11,000	11,218
Federal Agricultural Mortgage Corp. 5.50% 20115	3,000	3,139
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	13,375	13,877
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	12,500	12,891
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	12,500	12,891
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	12,000	12,552
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	12,000	12,375
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	11,177
		3,631,243

CONSUMER DISCRETIONARY — 4.59%
Allison Transmission Holdings, Inc., Term Loan B, 3.10% 20146,8,9	109,420	102,451
Allison Transmission Holdings, Inc. 11.00% 20155	28,760	31,061
Allison Transmission Holdings, Inc. 11.25% 20155,6,10	68,547	74,031
Virgin Media Finance PLC 9.125% 2016	32,000	34,560
Virgin Media Finance PLC, Series 1, 9.50% 2016	91,540	103,440
Virgin Media Inc. 6.50% 20185	8,800	9,152
Virgin Media Finance PLC 8.375% 20195	41,674	45,425
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20125	48,548	51,461
Charter Communications Operating, LLC, Term Loan B, 7.25% 20146,8,9	6,843	6,985
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20145	24,550	27,619
Charter Communications Operating, LLC, Term Loan C, 3.79% 20166,8,9	27,651	26,441
Charter Communications, Inc. 13.50% 2016	28,638	34,151
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20185	28,250	29,733
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20205	10,125	10,758
Univision Communications, Inc., First Lien Term Loan B, 2.566% 20146,8,9	77,385	67,629
Univision Communications Inc. 12.00% 20145	11,250	12,403
Univision Communications Inc. 10.50% 20155,6,10	116,061	105,470
Michaels Stores, Inc., Term Loan B1, 2.813% 20136,8,9	21,754	20,430
Michaels Stores, Inc. 10.00% 2014	101,260	106,323
Michaels Stores, Inc. 0%/13.00% 20165,11	8,900	8,344
Michaels Stores, Inc. 0%/13.00% 201611	7,170	6,722
Michaels Stores, Inc., Term Loan B2, 5.063% 20166,8,9	4,026	3,860
Federated Retail Holdings, Inc. 5.35% 2012	4,490	4,658
Macy’s Retail Holdings, Inc. 8.375% 20156	19,510	21,924
Federated Retail Holdings, Inc. 5.90% 2016	56,600	58,298
Federated Department Stores, Inc. 7.00% 2028	2,612	2,573
Federated Department Stores, Inc. 6.90% 2029	5,195	5,156
Federated Retail Holdings, Inc. 6.375% 2037	14,300	13,656
Toys “R” Us, Inc. 7.625% 2011	38,345	39,591
Toys “R” Us-Delaware, Inc., Term Loan B, 4.575% 20126,8,9	14,940	14,814
Toys “R” Us, Inc. 8.50% 20175	14,125	14,937
Toys “R” Us Property Company I, LLC 10.75% 2017	31,775	36,025
Time Warner Cable Inc. 6.20% 2013	2,100	2,370
Time Warner Cable Inc. 7.50% 2014	10,400	12,226
Time Warner Cable Inc. 3.50% 2015	2,000	2,081
Time Warner Cable Inc. 6.75% 2018	29,000	33,927
Time Warner Cable Inc. 5.00% 2020	19,000	19,949
Time Warner Cable Inc. 6.55% 2037	25,000	27,741
Comcast Corp. 5.50% 2011	2,590	2,661
Comcast Cable Communications, Inc. 6.75% 2011	4,660	4,790
Comcast Corp. 5.85% 2015	7,200	8,281
Comcast Corp. 5.90% 2016	16,000	18,379
Comcast Corp. 6.30% 2017	3,000	3,477
Comcast Corp. 6.45% 2037	35,800	39,758
Comcast Corp. 6.95% 2037	10,275	12,127
Comcast Corp. 6.40% 2040	3,700	4,118
MGM Resorts International 8.50% 2010	49,305	49,552
MGM Resorts International 6.75% 2012	9,150	8,670
MGM Resorts International 6.75% 2013	8,200	7,544
MGM Resorts International 13.00% 2013	10,725	12,548
MGM Resorts International 10.375% 2014	1,675	1,859
MGM Resorts International 7.50% 2016	4,000	3,340
MGM Resorts International 11.125% 2017	2,450	2,793
MGM Resorts International 9.00% 20205	5,150	5,433
News America Inc. 5.30% 2014	26,150	29,355
News America Holdings Inc. 8.00% 2016	6,000	7,456
News America Inc. 6.90% 2019	23,000	27,546
News America Inc. 6.65% 2037	5,500	6,143
News America Inc. 6.90% 2039	10,000	11,575
Neiman Marcus Group, Inc. 9.00% 20156,10	48,247	49,634
Neiman Marcus Group, Inc. 10.375% 2015	20,400	21,369
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	63,875	67,707
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	2,650	2,902
CSC Holdings, Inc., Series B, 6.75% 2012	400	418
CSC Holdings, Inc. 8.50% 2014	14,975	16,248
CSC Holdings, Inc. 8.50% 2015	2,000	2,162
Cablevision Systems Corp. 8.625% 20175	10,000	10,787
CSC Holdings, Inc. 8.625% 2019	14,375	15,812
Cablevision Systems Corp. 8.00% 2020	20,000	21,250
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	24,535	25,578
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20205	35,510	36,176
Time Warner Inc. 5.875% 2016	19,985	22,916
Time Warner Companies, Inc. 7.25% 2017	9,500	11,412
Time Warner Inc. 6.50% 2036	17,000	18,637
Time Warner Inc. 6.20% 2040	1,000	1,069
Cox Communications, Inc. 7.75% 2010	10,000	10,162
Cox Communications, Inc. 5.45% 2014	5,000	5,616
Cox Communications, Inc. 5.875% 20165	25,000	28,615
Cox Communications, Inc. 8.375% 20395	4,000	5,376
Royal Caribbean Cruises Ltd. 8.75% 2011	26,625	27,424
Royal Caribbean Cruises Ltd. 11.875% 2015	18,175	21,537
J.C. Penney Co., Inc. 9.00% 2012	12,006	13,342
J.C. Penney Co., Inc., Series A, 6.875% 2015	6,895	7,395
J.C. Penney Co., Inc. 5.75% 2018	13,000	13,227
J.C. Penney Co., Inc. 5.65% 2020	13,460	13,595
Cinemark USA, Inc., Term Loan, 3.50% 20166,8,9	3,658	3,590
Cinemark USA, Inc. 8.625% 2019	40,375	42,192
AMC Entertainment Inc. 8.75% 2019	42,400	44,732
Limited Brands, Inc. 8.50% 2019	17,540	19,601
Limited Brands, Inc. 7.00% 2020	21,965	22,789
Regal Cinemas Corp., Series B, 9.375% 2012	7,250	7,286
Regal Cinemas Corp. 8.625% 2019	31,095	32,339
Boyd Gaming Corp. 7.75% 2012	28,400	28,684
Boyd Gaming Corp. 6.75% 2014	10,504	9,375
Quebecor Media Inc. 7.75% 2016	24,450	24,939
Quebecor Media Inc. 7.75% 2016	11,195	11,419
Warner Music Group 7.375% 2014	22,665	22,438
Warner Music Group 9.50% 2016	12,300	13,438
Clear Channel Worldwide, Series B, 9.25% 20175	32,300	34,076
Tenneco Automotive Inc., Series B, 10.25% 2013	2,572	2,636
Tenneco Automotive Inc. 8.625% 2014	30,025	31,076
Technical Olympic USA, Inc. 9.00% 201012	10,675	6,672
Technical Olympic USA, Inc. 9.00% 201012	7,815	4,884
Technical Olympic USA, Inc. 9.25% 20115,12	33,175	20,734
Dollar General Corp., Term Loan B2, 3.091% 20146,8,9	4,268	4,119
Dollar General Corp. 10.625% 2015	15,940	17,614
Dollar General Corp. 11.875% 20176,10	7,689	8,939
Marriott International, Inc., Series J, 5.625% 2013	8,330	8,899
Marriott International, Inc., Series I, 6.375% 2017	19,500	21,226
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	14,150	14,798
DaimlerChrysler North America Holding Corp. 7.30% 2012	7,875	8,516
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	6,110
Target Corp. 6.00% 2018	24,500	29,030
LBI Media, Inc. 8.50% 20175	32,174	28,032
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	10,055	10,181
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	15,000	15,300
Radio One, Inc. 6.375% 2013	22,565	18,955
Staples, Inc. 7.75% 2011	2,115	2,203
Staples, Inc. 9.75% 2014	11,875	14,640
NBC Universal, Inc. 3.65% 20155	4,650	4,857
NBC Universal, Inc. 5.15% 20205	6,700	7,135
NBC Universal, Inc. 6.40% 20405	4,100	4,524
UPC Germany GmbH 8.125% 20175	15,800	16,234
KB Home 6.25% 2015	16,905	15,637
Kabel Deutschland GmbH 10.625% 2014	14,825	15,511
Bon-Ton Department Stores, Inc. 10.25% 2014	15,550	15,297
American Axle & Manufacturing Holdings, Inc. 9.25% 20175	13,500	14,614
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	1,806
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,517
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	3,440
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	5,791
Lowe’s Companies, Inc. 4.625% 2020	3,258	3,543
Lowe’s Companies, Inc. 5.80% 2040	8,700	9,690
UPC Holding BV 9.875% 20185	12,500	13,125
Hanesbrands Inc., Series B, 4.121% 20146	10,500	10,027
Hanesbrands Inc. 8.00% 2016	2,600	2,733
Gray Television Inc. 10.50% 20155	12,415	12,353
Vidéotron Ltée 6.875% 2014	7,169	7,330
Vidéotron Ltée 6.375% 2015	4,905	5,003
Seminole Tribe of Florida 6.535% 20205,8	10,000	9,021
Seminole Tribe of Florida 7.804% 20205,8	3,295	3,038
Beazer Homes USA, Inc. 8.125% 2016	13,050	11,778
TL Acquisitions, Inc., Term Loan B, 3.03% 20146,8,9	4,604	4,089
Thomson Learning 10.50% 20155	7,780	7,566
Fox Acquisition LLC 13.375% 20165	11,690	11,588
Seneca Gaming Corp. 7.25% 2012	8,000	7,920
Seneca Gaming Corp., Series B, 7.25% 2012	3,275	3,242
Thomson Reuters Corp. 5.95% 2013	3,625	4,082
Thomson Reuters Corp. 6.50% 2018	5,900	7,018
Lear Corp. 7.875% 2018	10,000	10,450
Local T.V. Finance LLC 10.00% 20155,6,10	11,879	10,335
Allbritton Communications Co. 8.00% 2018	10,000	10,025
Education Management LLC and Education Management Finance Corp. 8.75% 2014	9,640	9,628
Marks and Spencer Group PLC 6.25% 20175	7,000	7,500
Marks and Spencer Group PLC 7.125% 20375	1,000	1,072
Kohl’s Corp. 6.25% 2017	6,450	7,585
Kohl’s Corp. 6.875% 2037	500	603
Meritage Corp. 7.731% 20175	9,500	8,087
Libbey Glass Inc. 10.00% 20155	7,500	8,025
Home Depot, Inc. 5.40% 2016	1,819	2,043
Home Depot, Inc. 5.875% 2036	5,000	5,156
Jarden Corp. 8.00% 2016	5,725	6,040
Wendy’s/Arby’s Restaurants, LLC 10.00% 2016	5,400	5,764
Nordstrom, Inc. 6.25% 2018	5,000	5,744
Standard Pacific Corp. 6.25% 2014	2,800	2,653
Standard Pacific Corp. 7.00% 2015	3,010	2,822
Vitamin Shoppe Industries Inc. 7.936% 20126	4,664	4,699
Grupo Televisa, SAB 6.625% 2040	2,250	2,435
Walt Disney Co. 5.625% 2016	2,000	2,358
American Media Operations, Inc. 9.00% 20135,10	1,055	1,075
Ford Motor Co. 9.50% 2011	1,000	1,052
		2,914,268

FINANCIALS — 4.58%
CIT Group Inc., Term Loan 2A, 9.50% 20126,8,9	51,691	53,072
CIT Group Inc., Term Loan, 13.00% 20126,8,9	23,646	24,417
CIT Group Inc., Series A, 7.00% 2013	30,850	30,696
CIT Group Inc., Series A, 7.00% 2014	23,088	22,569
CIT Group Inc., Series A, 7.00% 2015	61,693	59,765
CIT Group Inc., Series A, 7.00% 2016	45,740	43,796
Liberty Mutual Group Inc. 6.50% 20355	31,325	26,789
Liberty Mutual Group Inc. 7.50% 20365	8,475	8,143
Liberty Mutual Group Inc., Series B, 7.00% 20675,6	12,690	10,559
Liberty Mutual Group Inc., Series A, 7.80% 20875,6	78,650	70,785
Liberty Mutual Group Inc., Series C, 10.75% 20885,6	91,185	100,759
International Lease Finance Corp. 5.125% 2010	1,100	1,100
International Lease Finance Corp., Series R, 4.95% 2011	3,735	3,721
International Lease Finance Corp., Series Q, 5.45% 2011	24,720	24,658
International Lease Finance Corp., Series Q, 5.75% 2011	21,305	21,198
International Lease Finance Corp. 5.00% 2012	4,245	4,075
International Lease Finance Corp., Series R, 5.30% 2012	15,020	14,643
International Lease Finance Corp., Series R, 5.35% 2012	9,495	9,305
International Lease Finance Corp., Series R, 5.40% 2012	15,000	14,661
International Lease Finance Corp., Series R, 6.375% 2013	26,000	25,350
International Lease Finance Corp., Series R, 6.625% 2013	3,500	3,411
American General Finance Corp., Series I, 5.40% 2015	17,250	14,404
International Lease Finance Corp. 8.625% 20155	10,000	10,200
American General Finance Corp., Series J, 6.90% 2017	12,500	10,719
Simon Property Group, LP 5.30% 2013	1,590	1,731
Simon Property Group, LP 6.75% 2014	5,310	6,044
Simon Property Group, LP 5.25% 2016	79,670	88,083
Simon Property Group, LP 6.10% 2016	4,250	4,830
Simon Property Group, LP 5.875% 2017	22,265	24,634
Simon Property Group, LP 6.125% 2018	18,460	20,948
Simon Property Group, LP 10.35% 2019	5,000	6,787
Simon Property Group, LP 5.65% 2020	2,000	2,203
Zions Bancorporation 5.65% 2014	35,010	33,172
Zions Bancorporation 7.75% 2014	8,825	9,164
Zions Bancorporation 5.50% 2015	40,017	36,101
Zions Bancorporation 6.00% 2015	63,372	59,180
Westfield Group 5.40% 20125	4,350	4,620
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20145	18,485	19,728
Westfield Group 7.50% 20145	5,555	6,426
Westfield Group 5.75% 20155	10,250	11,358
Westfield Group 5.70% 20165	34,075	37,575
Westfield Group 7.125% 20185	50,165	57,655
Bank of America Corp. 4.25% 2010	840	845
Bank of America Corp. 4.375% 2010	10,199	10,327
Bank of America Corp. 4.50% 2010	1,625	1,625
Bank of America Corp. 0.786% 20166	1,500	1,342
Bank of America Corp. 0.817% 20166	1,500	1,350
Bank of America Corp. 5.30% 2017	45,500	46,534
Bank of America Corp. 5.75% 2017	8,100	8,573
Bank of America Corp. 5.625% 2020	42,500	43,936
NB Capital Trust II 7.83% 2026	5,575	5,603
NB Capital Trust IV 8.25% 2027	4,000	4,120
ProLogis 7.625% 2014	11,000	11,727
ProLogis 5.625% 2016	7,560	7,128
ProLogis 5.75% 2016	2,000	1,938
ProLogis 6.625% 2018	27,175	26,538
ProLogis 7.375% 2019	34,855	34,273
ProLogis 6.875% 2020	27,395	26,295
GMAC LLC 6.875% 2011	32,623	33,439
GMAC LLC 7.25% 2011	3,269	3,318
GMAC LLC 6.875% 2012	6,851	7,039
GMAC LLC 7.00% 2012	15,839	16,354
GMAC LLC 7.50% 2013	17,350	18,109
GMAC LLC 2.738% 20146	10,438	9,057
GMAC LLC 8.30% 20155	18,750	19,781
Realogy Corp., Letter of Credit, 3.313% 20136,8,9	13,144	11,562
Realogy Corp., Term Loan B, 3.347% 20136,8,9	44,188	38,869
Realogy Corp., Term Loan DD, 3.347% 20136,8,9	15,823	13,918
Realogy Corp., Second Lien Term Loan A, 13.50% 20178,9	23,475	24,966
Developers Diversified Realty Corp. 4.625% 2010	6,165	6,165
Developers Diversified Realty Corp. 5.375% 2012	2,000	1,997
Developers Diversified Realty Corp. 5.50% 2015	23,528	22,504
Developers Diversified Realty Corp. 9.625% 2016	10,500	11,513
Developers Diversified Realty Corp. 7.50% 2017	34,275	33,980
HBOS PLC 6.75% 20185	47,050	45,304
Lloyds TSB Bank PLC 5.80% 20205	1,500	1,530
LBG Capital No.1 PLC, Series 2, 7.875% 2020	20,000	18,100
HBOS PLC 6.00% 20335	1,305	992
Kimco Realty Corp. 6.00% 2012	3,250	3,512
Kimco Realty Corp., Series C, 4.82% 2014	3,000	3,157
Kimco Realty Corp., Series C, 4.904% 2015	4,500	4,744
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,321
Kimco Realty Corp. 5.70% 2017	23,485	24,820
Kimco Realty Corp. 6.875% 2019	10,000	11,149
Citigroup Inc. 4.75% 2015	1,700	1,751
Citigroup Inc. 6.875% 2038	535	576
Citigroup Capital XXI 8.30% 20776	54,695	56,609
Abbey National Treasury Services PLC 3.875% 20145	9,750	9,827
Sovereign Bancorp, Inc. 8.75% 2018	27,047	31,116
Santander Issuances, SA Unipersonal 6.50% 20195,6	12,500	12,889
Hospitality Properties Trust 6.75% 20131	21,265	22,631
Hospitality Properties Trust 5.125% 20151	2,160	2,177
Hospitality Properties Trust 6.30% 20161	2,400	2,479
Hospitality Properties Trust 5.625% 20171	8,485	8,346
Hospitality Properties Trust 6.70% 20181	16,175	16,866
Metropolitan Life Global Funding I, 5.125% 20135	12,750	13,898
MetLife Capital Trust IV 7.875% 20675,6	32,930	33,095
MetLife Capital Trust X 9.25% 20685,6	1,500	1,701
MetLife Inc. 10.75% 20696	2,500	3,096
UnumProvident Finance Co. PLC 6.85% 20155	28,500	30,819
Unum Group 7.125% 2016	18,740	20,647
Rouse Co. 7.20% 201212	28,039	32,455
Rouse Co. 5.375% 201312	2,770	3,033
Rouse Co. 6.75% 20135,12	13,400	15,242
Standard Chartered PLC 3.85% 20155	4,500	4,643
Standard Chartered Bank 6.40% 20175	40,000	44,643
Capital One Capital IV 6.745% 20376	31,000	28,752
Capital One Capital V 10.25% 2039	12,605	13,724
National City Preferred Capital Trust I 12.00% (undated)6	37,250	41,347
PRICOA Global Funding I 5.30% 20135	2,500	2,746
Prudential Financial, Inc., Series D, 6.10% 2017	5,000	5,501
Prudential Holdings, LLC, Series C, 8.695% 20235,8	17,250	21,412
Prudential Financial, Inc. 8.875% 20686	9,275	10,265
JPMorgan Chase & Co. 3.40% 2015	23,985	24,655
JPMorgan Chase & Co. 4.891% 20156	2,000	1,995
JPMorgan Chase & Co. 4.40% 2020	13,000	13,057
ERP Operating LP 5.50% 2012	4,000	4,276
ERP Operating LP 6.625% 2012	2,000	2,151
ERP Operating LP 5.20% 2013	2,500	2,698
ERP Operating LP 5.25% 2014	2,000	2,187
ERP Operating LP 6.584% 2015	2,705	3,134
ERP Operating LP 5.75% 2017	4,000	4,428
ERP Operating LP 7.125% 2017	10,000	11,597
ERP Operating LP 4.75% 2020	6,500	6,578
Ford Motor Credit Co. 7.25% 2011	7,500	7,754
Ford Motor Credit Co. 7.375% 2011	1,800	1,832
Ford Motor Credit Co. 3.277% 20126	26,685	26,185
HSBC Bank PLC 3.50% 20155	13,000	13,476
HSBC Holdings PLC 6.50% 2037	18,000	19,567
HSBK (Europe) BV 7.25% 20175	32,570	30,801
Lazard Group LLC 7.125% 2015	28,687	30,666
Royal Bank of Scotland Group PLC 5.00% 2013	3,000	2,951
Royal Bank of Scotland PLC 4.875% 2015	16,750	17,332
Royal Bank of Scotland Group PLC 5.05% 2015	5,306	5,219
Royal Bank of Scotland Group PLC 6.99% (undated)5,6	7,100	4,864
Nationwide Mutual Insurance Co. 5.81% 20245,6,8	8,150	7,139
Nationwide Mutual Insurance Co. 9.375% 20395	20,000	22,821
Host Marriott, LP, Series K, 7.125% 2013	8,750	8,947
Host Hotels & Resorts, LP, Series S, 6.875% 2014	8,750	8,947
Host Marriott, LP, Series O, 6.375% 2015	950	962
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	7,800	7,956
Host Hotels & Resorts LP 9.00% 2017	900	992
Morgan Stanley, Series F, 6.625% 2018	17,500	19,061
Morgan Stanley, Series F, 5.625% 2019	8,000	8,146
UBS AG 3.875% 2015	750	771
UBS AG 5.875% 2017	18,500	20,308
UBS AG 4.875% 2020	3,500	3,536
SLM Corp., Series A, 5.40% 2011	15,000	15,011
SLM Corp., Series A, 0.798% 20146	10,000	8,222
UniCredito Italiano SpA 5.584% 20175,6	10,000	9,544
UniCredito Italiano SpA 6.00% 20175	13,000	13,058
New York Life Global Funding 4.65% 20135	19,500	21,131
Genworth Financial, Inc. 6.15% 20666	27,500	20,075
Monumental Global Funding 5.50% 20135	10,000	10,769
Monumental Global Funding III 0.726% 20145,6	8,000	7,650
Monumental Global Funding III 5.25% 20145	1,500	1,645
Wells Fargo & Co. 4.375% 2013	10,850	11,524
Wells Fargo & Co. 3.625% 2015	1,705	1,769
Corestates Capital I 8.00% 20265	5,714	5,743
Regions Financial Corp. 7.75% 2014	17,500	18,747
Goldman Sachs Group, Inc. 3.70% 2015	7,335	7,396
Goldman Sachs Group, Inc. 5.95% 2018	1,550	1,666
Goldman Sachs Group, Inc. 6.15% 2018	3,500	3,781
Goldman Sachs Group, Inc. 6.125% 2033	3,000	3,044
Barclays Bank PLC 2.50% 2013	4,625	4,674
Barclays Bank PLC 6.05% 20175	3,740	3,916
Barclays Bank PLC 5.125% 2020	6,724	6,988
AXA SA 6.463% (undated)5,6	18,717	14,974
ZFS Finance (USA) Trust II 6.45% 20655,6	12,500	11,500
ZFS Finance (USA) Trust V 6.50% 20675,6	3,011	2,770
American Express Co. 6.15% 2017	12,610	14,178
Société Générale 5.75% 20165	12,135	13,162
Lincoln National Corp. 5.65% 2012	12,000	12,786
Korea Development Bank 5.30% 2013	11,000	11,637
Boston Properties, Inc. 5.875% 2019	10,000	10,928
Principal Life Insurance Co. 5.30% 2013	10,000	10,841
Export-Import Bank of Korea 5.125% 2020	10,000	10,571
Berkshire Hathaway Inc. 2.125% 2013	5,000	5,136
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,231
BBVA Bancomer SA 7.25% 20205	8,985	9,448
CNA Financial Corp. 5.85% 2014	5,625	5,940
CNA Financial Corp. 7.35% 2019	3,000	3,266
Banco Mercantil del Norte, SA 6.135% 20165,6	2,000	2,019
Banco Mercantil del Norte, SA 6.862% 20215,6	6,850	6,909
Paribas, New York Branch 6.95% 2013	6,000	6,565
BNP Paribas 3.25% 2015	1,000	1,021
BNP Paribas 5.125% 20155	440	464
Nationwide Financial Services, Inc. 6.75% 20676	8,780	7,060
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,186
Charles Schwab Corp., Series A, 6.375% 2017	4,000	4,631
Schwab Capital Trust I 7.50% 20376	1,115	1,121
UDR, Inc. 5.00% 2012	2,500	2,556
UDR, Inc., Series A, 5.25% 2015	3,000	3,095
Nomura Holdings, Inc. 6.70% 2020	5,000	5,535
Development Bank of Singapore Ltd. 7.125% 20115	5,000	5,219
TuranAlem Finance BV 8.25% 20375,12	10,000	4,950
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	2,000	2,200
Allstate Corp., Series B, 6.125% 20676	2,445	2,246
VEB Finance Ltd. 6.902% 20205	3,380	3,579
First Tennessee Bank 5.05% 2015	3,400	3,310
Nordea Bank, Series 2, 3.70% 20145	3,000	3,130
ACE INA Holdings Inc. 5.875% 2014	2,500	2,807
TIAA Global Markets 4.95% 20135	2,000	2,196
Ambac Financial Group, Inc. 6.15% 20876,12	8,405	399
		2,908,582

MORTGAGE-BACKED OBLIGATIONS8 — 4.40%
Fannie Mae 4.89% 2012	10,000	10,320
Fannie Mae 4.00% 2015	2,561	2,680
Fannie Mae 5.00% 2018	8,189	8,792
Fannie Mae 5.50% 2018	6,918	7,515
Fannie Mae 5.50% 2020	20,083	21,805
Fannie Mae 6.00% 2021	731	796
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	11,554	12,090
Fannie Mae 5.50% 2023	17,752	19,190
Fannie Mae 4.00% 2024	30,995	32,506
Fannie Mae 4.00% 2024	17,741	18,606
Fannie Mae 4.00% 2024	9,053	9,495
Fannie Mae 4.50% 2024	16,936	17,984
Fannie Mae 4.50% 2024	11,259	11,955
Fannie Mae 4.50% 2024	6,404	6,800
Fannie Mae 5.50% 2024	1,311	1,420
Fannie Mae 3.50% 2025	27,000	27,661
Fannie Mae 3.50% 2025	16,250	16,709
Fannie Mae 4.00% 2025	48,035	50,378
Fannie Mae 4.00% 2025	36,291	38,026
Fannie Mae 4.00% 2025	3,482	3,649
Fannie Mae 4.00% 2025	3,331	3,491
Fannie Mae 4.00% 2025	3,250	3,405
Fannie Mae 4.00% 2025	1,729	1,812
Fannie Mae 4.50% 2025	39,933	42,385
Fannie Mae 4.50% 2025	13,965	14,822
Fannie Mae 4.50% 2025	5,454	5,789
Fannie Mae 4.50% 2025	5,292	5,617
Fannie Mae 4.50% 2025	5,081	5,393
Fannie Mae 4.50% 2025	2,468	2,620
Fannie Mae 4.50% 2025	1,732	1,838
Fannie Mae 4.50% 2025	487	517
Fannie Mae, Series 2001-4, Class GA, 9.929% 20256	477	558
Fannie Mae, Series 2001-4, Class NA, 11.786% 20256	31	35
Fannie Mae 6.00% 2026	12,333	13,508
Fannie Mae 7.00% 2026	1,453	1,612
Fannie Mae 6.00% 2028	16,806	18,408
Fannie Mae 7.00% 2028	4,452	4,941
Fannie Mae 7.00% 2028	755	838
Fannie Mae, Series 2001-20, Class E, 9.641% 20316	387	452
Fannie Mae 5.50% 2033	2,823	3,055
Fannie Mae 2.634% 20356	2,517	2,628
Fannie Mae 5.00% 2035	76,183	81,385
Fannie Mae 5.50% 2035	4,888	5,283
Fannie Mae 5.50% 2035	2,700	2,918
Fannie Mae 6.50% 2035	290	321
Fannie Mae 7.00% 2035	3,645	4,054
Fannie Mae 5.50% 2036	23,206	25,035
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	6,080	6,710
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	18,473	20,055
Fannie Mae 5.50% 2037	12,461	13,447
Fannie Mae 5.609% 20376	9,387	9,861
Fannie Mae 6.00% 2037	173,824	188,864
Fannie Mae 6.00% 2037	44,087	47,901
Fannie Mae 6.00% 2037	21,769	23,761
Fannie Mae 6.00% 2037	18,444	20,040
Fannie Mae 6.00% 2037	14,718	15,982
Fannie Mae 6.00% 2037	14,517	15,794
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	13,790	15,042
Fannie Mae 6.00% 2037	1,088	1,171
Fannie Mae 6.50% 2037	8,832	9,675
Fannie Mae 6.50% 2037	7,106	7,788
Fannie Mae 6.50% 2037	5,873	6,449
Fannie Mae 6.50% 2037	5,526	6,047
Fannie Mae 7.00% 2037	4,485	4,875
Fannie Mae 7.00% 2037	3,003	3,264
Fannie Mae 7.50% 2037	4,289	4,744
Fannie Mae 7.50% 2037	1,087	1,202
Fannie Mae 7.50% 2037	477	527
Fannie Mae 7.50% 2037	327	362
Fannie Mae 7.50% 2037	175	195
Fannie Mae 8.00% 2037	144	160
Fannie Mae 8.00% 2037	106	118
Fannie Mae 4.50% 2038	11,468	12,024
Fannie Mae 5.50% 2038	7,475	8,064
Fannie Mae 6.00% 2038	19,482	21,150
Fannie Mae 6.00% 2038	18,064	19,653
Fannie Mae 6.00% 2038	7,853	8,544
Fannie Mae 6.00% 2038	1,998	2,173
Fannie Mae 6.50% 2038	8,421	9,243
Fannie Mae 4.50% 2039	78,761	82,494
Fannie Mae 5.00% 2039	21,300	22,726
Fannie Mae 6.00% 2039	7,518	8,164
Fannie Mae 4.50% 2040	34,291	35,917
Fannie Mae 4.50% 2040	8,873	9,294
Fannie Mae 5.00% 2040	24,897	26,564
Fannie Mae 6.00% 2040	19,426	21,089
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,104	1,213
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	775	871
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	524	601
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,203	1,390
Fannie Mae 6.50% 2047	2,707	2,926
Fannie Mae 6.50% 2047	2,687	2,905
Fannie Mae 6.50% 2047	2,468	2,669
Fannie Mae 6.50% 2047	2,246	2,428
Fannie Mae 6.50% 2047	1,755	1,898
Fannie Mae 6.50% 2047	1,434	1,550
Fannie Mae 6.50% 2047	1,027	1,111
Fannie Mae 6.50% 2047	902	975
Fannie Mae 7.00% 2047	2,040	2,217
Fannie Mae 7.00% 2047	1,550	1,685
Fannie Mae 7.00% 2047	1,456	1,583
Fannie Mae 7.00% 2047	1,311	1,425
Fannie Mae 7.00% 2047	313	340
Freddie Mac 5.00% 2018	4,603	4,942
Freddie Mac 5.50% 2018	2,437	2,643
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	27,902
Freddie Mac 5.50% 2019	6,690	7,256
Freddie Mac, Series 2289, Class NB, 11.233% 20226	89	102
Freddie Mac 5.00% 2023	17,184	18,354
Freddie Mac 5.00% 2023	15,293	16,334
Freddie Mac 5.00% 2023	10,807	11,543
Freddie Mac 5.00% 2023	5,316	5,697
Freddie Mac 5.00% 2024	16,671	17,834
Freddie Mac 6.00% 2026	2,557	2,799
Freddie Mac 6.00% 2027	4,418	4,837
Freddie Mac 2.718% 20356	3,896	4,083
Freddie Mac 5.00% 2035	7,678	8,198
Freddie Mac, Series 3061, Class PN, 5.50% 2035	4,240	4,670
Freddie Mac 5.00% 2036	7,267	7,745
Freddie Mac, Series 3257, Class PA, 5.50% 2036	18,734	20,499
Freddie Mac 5.00% 2037	2,336	2,489
Freddie Mac, Series 3286, Class JN, 5.50% 2037	24,984	26,876
Freddie Mac, Series 3312, Class PA, 5.50% 2037	19,061	20,540
Freddie Mac, Series 3318, Class JT, 5.50% 2037	14,040	15,104
Freddie Mac, Series 3271, Class OA, 6.00% 2037	17,052	18,816
Freddie Mac 6.00% 2037	680	740
Freddie Mac 6.50% 2037	3,915	4,294
Freddie Mac 6.50% 2038	16,592	18,214
Freddie Mac 6.50% 2038	6,018	6,588
Freddie Mac 5.00% 2039	12,358	13,181
Freddie Mac 5.00% 2039	8,338	8,894
Freddie Mac 5.00% 2039	5,396	5,755
Freddie Mac 6.00% 2039	3,166	3,446
Freddie Mac 6.00% 2040	3,553	3,865
Freddie Mac 6.00% 2040	1,181	1,284
Government National Mortgage Assn. 10.00% 2021	798	939
Government National Mortgage Assn. 10.00% 2025	749	872
Government National Mortgage Assn. 5.00% 2039	9,517	10,262
Government National Mortgage Assn. 4.00% 2040	13,860	14,304
Government National Mortgage Assn. 4.50% 2040	98,811	104,225
Government National Mortgage Assn. 4.50% 2040	7,744	8,169
Government National Mortgage Assn. 4.50% 2040	3,004	3,174
Government National Mortgage Assn. 4.50% 2040	2,983	3,153
Government National Mortgage Assn. 5.00% 2040	10,468	11,270
Government National Mortgage Assn. 5.00% 2040	5,487	5,907
Government National Mortgage Assn. 5.00% 2040	1,872	2,019
Government National Mortgage Assn. 5.00% 2040	1,234	1,331
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	2,979	3,046
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,381	2,358
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	6,208	6,369
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	4,216	3,707
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	3,413	3,438
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	9,802	10,259
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	10,758	9,717
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-2A, 5.802% 20376	9,724	5,093
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-6A, 5.863% 20376	6,795	3,941
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,910	7,315
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 20386	7,470	7,486
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.83% 20396	18,880	18,476
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 20406	1,689	1,694
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20406	10,900	11,546
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20375	7,250	7,783
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20375	20,000	21,010
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20375	29,375	30,857
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20375	15,500	16,282
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20375	5,550	5,830
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	44,215	42,350
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	11,354	6,865
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	3,327	3,301
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.633% 20476	9,285	6,467
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.712% 20476	14,412	9,869
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.74% 20366	10,000	7,636
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.705% 20376	39,599	33,544
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.725% 20376	14,321	9,980
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.784% 20376	13,539	10,699
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 3-A1, 5.25% 20356	20,196	20,248
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.709% 20366	5,334	3,569
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.729% 20366	6,261	4,393
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.77% 20366	21,774	16,668
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.711% 20376	8,778	6,401
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.673% 20476	5,429	3,467
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.369% 20356	5,373	4,145
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.023% 20376	16,141	13,161
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.803% 20476	31,375	23,711
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 5.913% 20476	17,120	12,842
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	13,272	13,943
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.27% 20446	22,000	23,858
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	12,500	13,328
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	1,988	1,993
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.335% 20446	13,000	14,042
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.336% 20456	17,000	17,889
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	1,262	1,289
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,404	1,403
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	1,248	1,247
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	619	636
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	8,092	8,151
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	218	218
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.874% 20456	14,700	15,940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	4,190	4,279
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	7,783	7,921
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20456	3,000	3,170
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.214% 20456	17,730	17,694
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.398% 20366	13,421	10,506
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 5.613% 20366	29,398	17,825
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)6	27,410	27,784
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	9,294	9,410
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20376	10,000	10,496
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.888% 20386	7,000	7,567
Bank of America 5.50% 20125	22,500	23,920
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A1, 5.00% 2019	17,935	17,545
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.379% 20356	6,294	5,955
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20436	20,250	21,319
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,5	20,118	20,998
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.424% 20356	3,147	2,557
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR5, Class 2-A7A, 6.157% 20366	22,312	15,034
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.474% 20376	4,491	3,095
Citicorp Mortgage Securities, Inc. 5.50% 2035	21,392	20,466
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.206% 20426	17,875	18,735
Nationwide Building Society, Series 2007-2, 5.50% 20125	17,500	18,659
Lehman Mortgage Trust, Series 2006-6, Class 3-A-9, 5.50% 2036	24,282	15,783
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.223% 20446	5,500	5,986
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	8,000	8,328
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.469% 20366	9,441	7,981
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.692% 20366	6,200	5,470
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20306	11,422	12,429
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	9,045	8,834
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	2,546	2,525
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	11,077	11,252
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 2.978% 20356	10,546	7,609
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20366	4,219	3,074
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.552% 20356	14,164	10,027
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 5.772% 20366	773	487
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20355	10,000	10,495
Bank of Montreal 2.85% 20155	10,000	10,334
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 20355,6	8,630	8,827
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20585,6	371	372
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 20376	13,901	8,003
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 5.906% 20376	12,400	7,974
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	7,199
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20185	6,000	6,212
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.68% 20366	8,572	5,188
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	5,227	5,078
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.499% 20376	8,334	4,546
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.724% 20366	2,000	1,629
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.754% 20376	3,875	2,871
Banc of America Funding Trust, Series 2006-7, Class T-2-A-1, 5.878% 2036	4,638	3,006
Washington Mutual Mortgage, WMALT Series 2007-2, Class 3-A-1, 5.50% 2022	3,184	2,835
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	2,225	2,253
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	1,936	1,935
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20115	750	743
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20195	1,091	1,111
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 3.135% 20366	2,498	1,596
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.652% 20315,6	17,671	390
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	695	705
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.165% 20275,6	186	186
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.351% 20275,6	160	164
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	221	230
		2,799,228

INDUSTRIALS — 2.32%
Nielsen Finance LLC, Term Loan A, 2.345% 20136,8,9	8,484	8,066
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	48,750	51,066
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	39,775	44,846
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 201611	74,720	73,226
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	24,510	27,635
Nielsen Finance LLC, Term Loan 1L, 8.50% 20172,8,9	12,000	12,540
Continental Airlines, Inc. 8.75% 2011	27,750	28,617
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 20128	11,700	11,780
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20168	7,916	7,993
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20178	5,598	5,402
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20188	896	851
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20188	373	360
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20198	15,110	15,460
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20198	4,561	4,689
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20198	881	864
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20208	18,944	19,300
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20208	651	615
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20208	9,950	9,253
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 20218	664	690
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20218	3,249	3,167
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20228	14,609	14,792
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20228	11,281	10,971
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20228	3,437	3,547
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20228	5,370	5,675
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20228	4,596	4,527
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20128	8,050	8,142
Northwest Airlines, Inc., Term Loan B, 4.04% 20136,8,9	4,553	4,097
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20148	58,790	59,672
Northwest Airlines, Inc., Term Loan A, 2.29% 20186,8,9	53,365	45,227
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20248	25,084	24,144
US Investigations Services, Inc., Term Loan B, 3.539% 20156,8,9	18,476	16,398
US Investigations Services, Inc., Term Loan B, 7.75% 20156,8,9	22,230	22,202
US Investigations Services, Inc. 10.50% 20155	49,850	49,102
US Investigations Services, Inc. 11.75% 20165	21,761	20,999
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.433% 20146,8,9	4,793	3,895
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.533% 20146,8,9	81,675	66,378
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20146,8,9	17,461	17,428
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	3,570	2,892
Hawker Beechcraft Acquisition Co., LLC 8.875% 20156,10	14,057	10,754
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	1,305	816
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20128	17,745	18,056
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 20128	745	750
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	4,595	4,624
AMR Corp. 9.00% 2012	11,000	10,533
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20138	17,138	17,759
AMR Corp. 9.00% 2016	2,000	1,830
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20198	12,868	11,131
AMR Corp. 10.00% 2021	3,000	2,475
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 20228	5,722	4,835
Ashtead Group PLC 8.625% 20155	14,675	14,932
Ashtead Capital, Inc. 9.00% 20165	46,185	46,878
Iron Mountain Inc. 8.00% 2020	12,000	12,660
Iron Mountain Inc. 8.375% 2021	45,000	48,038
ARAMARK Corp., Letter of Credit, 2.223% 20146,8,9	273	256
ARAMARK Corp., Term Loan B, 2.408% 20146,8,9	3,773	3,543
ARAMARK Corp. 3.844% 20156	8,050	7,446
ARAMARK Corp. 8.50% 2015	26,725	27,760
ARAMARK Corp., Letter of Credit, 3.448% 20166,8,9	492	476
ARAMARK Corp., Term Loan B, 3.783% 20166,8,9	7,483	7,244
CEVA Group PLC, Bridge Loan, 9.091% 20152,6,8,9	32,191	27,523
CEVA Group PLC 11.625% 20165	2,450	2,628
CEVA Group PLC 11.50% 20185	14,675	15,409
Nortek, Inc. 11.00% 2013	37,335	40,041
United Air Lines, Inc., Term Loan B, 2.375% 20146,8,9	26,590	23,997
United Air Lines, Inc., Series 1996-A2, 7.87% 20192,8,12	2,421	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20215,8	4,944	4,425
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20248	11,387	10,818
RailAmerica, Inc. 9.25% 2017	34,003	36,978
AMH Holdings, Inc. 11.25% 2014	32,660	33,640
AMH Holdings, Inc. 9.875% 2016	825	898
Union Pacific Corp. 5.125% 2014	15,325	16,902
Union Pacific Corp. 5.75% 2017	2,065	2,357
Union Pacific Corp. 5.70% 2018	8,000	9,109
TransDigm Inc. 7.75% 2014	15,110	15,639
TransDigm Inc. 7.75% 2014	11,950	12,368
Koninklijke Philips Electronics NV 5.75% 2018	23,250	26,462
Kansas City Southern Railway Co. 13.00% 2013	5,599	6,740
Kansas City Southern Railway Co. 8.00% 2015	1,500	1,607
Kansas City Southern de México, SA de CV 8.00% 20185	10,000	10,650
Burlington Northern Santa Fe Corp. 7.00% 2014	13,885	16,247
BNSF Funding Trust I 6.613% 20556	2,630	2,518
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20115,8	12,538	13,040
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20135,8	2,166	2,380
Esterline Technologies Corp. 6.625% 2017	12,500	12,625
Esterline Technologies Corp. 7.00% 20205	2,240	2,290
Volvo Treasury AB 5.95% 20155	13,875	14,860
Honeywell International Inc. 3.875% 2014	13,605	14,743
United Technologies Corp. 5.70% 2040	12,000	13,467
General Electric Co. 5.25% 2017	11,250	12,420
WMX Technologies, Inc. 7.10% 20261	10,125	11,831
USG Corp. 9.50% 20186	10,500	10,369
Norfolk Southern Corp. 5.75% 2016	6,710	7,661
Norfolk Southern Corp. 5.75% 2018	2,000	2,281
CSX Corp. 5.75% 2013	4,960	5,433
CSX Corp. 6.25% 2015	3,460	4,023
Atlas Copco AB 5.60% 20175	7,405	8,043
Allied Waste North America, Inc. 6.875% 2017	7,250	8,013
H&E Equipment Services, Inc. 8.375% 2016	7,800	7,537
Esco Corp. 4.412% 20135,6	3,725	3,432
Esco Corp. 8.625% 20135	4,000	3,990
Sequa Corp., Term Loan B, 3.79% 20146,8,9	7,348	6,899
RBS Global, Inc. and Rexnord LLC 8.50% 20185	6,000	6,090
Lockheed Martin Corp. 4.121% 2013	5,000	5,368
ERAC USA Finance Co. 5.25% 20205	5,000	5,135
Ply Gem Industries, Inc. 11.75% 2013	3,210	3,427
Oshkosh Corp. 8.25% 2017	1,250	1,313
Oshkosh Corp. 8.50% 2020	1,900	2,000
John Deere Capital Corp. 5.40% 2011	2,000	2,108
John Deere Capital Corp., Series D, 5.50% 2017	1,000	1,140
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,293
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	1,375	1,420
		1,471,891

TELECOMMUNICATION SERVICES — 2.22%
Sprint Capital Corp. 7.625% 2011	3,100	3,185
Sprint Capital Corp. 8.375% 2012	10,775	11,475
Nextel Communications, Inc., Series E, 6.875% 2013	76,000	76,000
Nextel Communications, Inc., Series F, 5.95% 2014	39,210	37,936
Nextel Communications, Inc., Series D, 7.375% 2015	182,295	181,384
Cricket Communications, Inc. 9.375% 2014	98,695	102,519
Cricket Communications, Inc. 10.00% 2015	2,500	2,687
Cricket Communications, Inc. 7.75% 2016	45,610	47,434
Verizon Communications Inc. 3.75% 2011	19,750	20,239
ALLTEL Corp. 7.00% 2012	17,686	19,587
Verizon Communications Inc. 5.55% 2014	37,250	42,130
Verizon Communications Inc. 4.90% 2015	3,560	3,973
Verizon Communications Inc. 5.50% 2017	18,000	20,381
Verizon Communications Inc. 6.35% 2019	4,525	5,361
Verizon Communications Inc. 5.85% 2035	5,000	5,291
Verizon Communications Inc. 6.25% 2037	25,000	27,785
MetroPCS Wireless, Inc. 9.25% 2014	53,180	55,839
MetroPCS Wireless, Inc. 9.25% 2014	47,735	50,122
SBC Communications Inc. 6.25% 2011	5,500	5,688
AT&T Wireless Services, Inc. 8.125% 2012	16,935	18,988
AT&T Inc. 4.95% 2013	34,375	37,544
SBC Communications Inc. 5.10% 2014	3,500	3,925
SBC Communications Inc. 5.625% 2016	10,000	11,534
AT&T Inc. 5.80% 2019	8,750	10,068
AT&T Inc. 8.00% 20316	5,000	6,517
AT&T Inc. 6.55% 2039	5,000	5,766
Wind Acquisition SA 11.75% 20175	80,475	85,907
Clearwire Communications LLC/Finance 12.00% 20155	41,875	43,969
Clearwire Communications LLC/Finance 12.00% 20155	30,305	31,820
Crown Castle International Corp. 9.00% 2015	33,850	37,150
Crown Castle International Corp. 7.75% 20175	15,150	16,627
Crown Castle International Corp. 7.125% 2019	19,000	19,808
New Communications Holdings 7.875% 20155	18,475	19,630
New Communications Holdings 8.25% 20175	38,175	40,943
New Communications Holdings 8.50% 20205	6,950	7,454
New Communications Holdings 8.75% 20225	4,400	4,741
Windstream Corp. 8.125% 2013	6,000	6,420
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	7,125	7,405
Windstream Corp. 8.625% 2016	54,100	56,670
American Tower Corp. 4.625% 2015	12,019	12,741
American Tower Corp. 7.00% 2017	12,431	14,280
American Tower Corp. 7.25% 2019	24,050	28,199
Telecom Italia Capital SA, Series B, 5.25% 2013	4,000	4,221
Telecom Italia Capital SA 5.25% 2015	22,000	23,194
Telecom Italia Capital SA 6.999% 2018	10,500	11,808
Intelsat, Ltd. 8.875% 2015	8,000	8,340
Intelsat, Ltd. 9.25% 2016	10,000	10,725
Intelsat Jackson Holding Co. 8.50% 20195	3,500	3,719
tw telecom inc. 8.00% 20185	20,000	20,925
SBA Telecommunications, Inc. 8.00% 2016	16,675	18,009
Deutsche Telekom International Finance BV 5.875% 2013	5,625	6,204
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,894
Telefónica Emisiones, SAU 3.729% 2015	3,050	3,131
Telefónica Emisiones, SAU 5.134% 2020	7,950	8,367
Qwest Communications International Inc. 8.00% 20155	5,000	5,350
Qwest Capital Funding, Inc. 7.625% 2021	3,900	3,851
América Móvil, SAB de CV 6.125% 20405	7,575	8,221
Sorenson Communications 10.50% 20155	15,525	7,918
Trilogy International Partners LLC, Term Loan B, 4.033% 20122,6,8,9	5,250	5,171
Level 3 Financing, Inc. 9.25% 2014	4,000	3,730
Hawaiian Telcom Communications, Inc. 8.765% 20136,12	15,920	318
Hawaiian Telcom Communications, Inc. 9.75% 201312	16,945	339
Hawaiian Telcom Communications, Inc., Series B, 12.50% 201512	7,075	1
		1,411,558

INFORMATION TECHNOLOGY — 1.66%
NXP BV and NXP Funding LLC 3.276% 20136	93,769	88,963
NXP BV and NXP Funding LLC 10.00% 20134	37,639	41,544
NXP BV and NXP Funding LLC 7.875% 2014	3,850	3,898
NXP BV and NXP Funding LLC 9.50% 2015	102,735	100,937
NXP BV and NXP Funding LLC 9.75% 20185	49,520	52,367
Freescale Semiconductor, Inc. 4.412% 20146	16,350	14,797
Freescale Semiconductor, Inc. 8.875% 2014	46,005	44,625
Freescale Semiconductor, Inc. 9.125% 20146,10	49,424	46,953
Freescale Semiconductor, Inc., Term Loan, 4.596% 20166,8,9	37,197	34,297
Freescale Semiconductor, Inc. 10.125% 2016	55,538	50,540
Freescale Semiconductor, Inc. 10.125% 20185	30,700	32,849
First Data Corp., Term Loan B2, 3.079% 20146,8,9	67,651	58,868
First Data Corp. 9.875% 2015	63,000	50,558
First Data Corp. 10.55% 201510	57,450	44,380
Sanmina-SCI Corp. 6.75% 2013	23,100	23,244
Sanmina-SCI Corp. 3.287% 20145,6	23,750	22,563
Sanmina-SCI Corp. 8.125% 2016	71,830	73,446
SunGard Data Systems Inc. 9.125% 2013	44,235	45,451
Jabil Circuit, Inc. 8.25% 2018	36,225	39,666
Cisco Systems, Inc. 2.90% 2014	10,000	10,517
Cisco Systems, Inc. 4.95% 2019	20,000	22,271
KLA-Tencor Corp. 6.90% 2018	29,000	32,504
Advanced Micro Devices, Inc. 8.125% 2017	20,250	21,364
Advanced Micro Devices, Inc. 7.75% 20205	6,250	6,344
Ceridian Corp. 11.25% 2015	28,425	27,075
Hewlett-Packard Co. 5.50% 2018	9,500	11,075
Electronic Data Systems Corp. 7.45% 2029	6,555	8,614
National Semiconductor Corp. 6.15% 2012	15,000	16,053
Serena Software, Inc. 10.375% 2016	13,430	13,229
Oracle Corp. 3.75% 2014	10,000	10,790
Fidelity National Information Services, Inc. 7.625% 20175	4,000	4,180
		1,053,962

HEALTH CARE — 1.59%
Elan Finance PLC and Elan Finance Corp. 4.436% 20116	19,200	19,008
Elan Finance PLC and Elan Finance Corp. 4.663% 20136	14,285	13,856
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	39,090	39,774
Elan Finance PLC and Elan Finance Corp. 8.75% 20165	54,200	54,335
Tenet Healthcare Corp. 7.375% 2013	32,447	33,502
Tenet Healthcare Corp. 9.25% 2015	10,160	10,795
Tenet Healthcare Corp. 8.875% 20195	66,195	73,145
HealthSouth Corp. 10.75% 2016	84,200	91,989
Boston Scientific Corp. 4.50% 2015	4,500	4,550
Boston Scientific Corp. 6.25% 2015	5,880	6,192
Boston Scientific Corp. 6.40% 2016	21,735	23,187
Boston Scientific Corp. 6.00% 2020	16,330	16,943
Boston Scientific Corp. 7.375% 2040	34,146	36,697
VWR Funding, Inc., Series B, 10.25% 20156,10	80,371	83,384
PTS Acquisition Corp. 9.50% 20156,10	63,111	63,269
Roche Holdings Inc. 4.50% 20125	18,000	18,995
Roche Holdings Inc. 5.00% 20145	4,000	4,443
Roche Holdings Inc. 6.00% 20195	21,000	24,825
Roche Holdings Inc. 7.00% 20395	2,500	3,301
Pfizer Inc. 4.45% 2012	13,000	13,748
Pfizer Inc. 5.35% 2015	25,000	28,608
Pfizer Inc. 6.20% 2019	5,000	6,044
HCA Inc., Term Loan B1, 2.783% 20136,8,9	11,231	10,841
HCA Inc. 9.125% 2014	5,090	5,370
HCA Inc. 9.25% 2016	5,480	5,932
HCA Inc. 9.625% 20166,10	3,000	3,248
HCA Inc., Term Loan B2, 3.783% 20176,8,9	6,292	6,136
HCA Inc. 8.50% 2019	11,820	13,120
Novartis Capital Corp. 4.125% 2014	17,250	18,813
Novartis Capital Corp. 2.90% 2015	17,000	17,684
Novartis Securities Investment Ltd. 5.125% 2019	4,000	4,528
Coventry Health Care, Inc. 5.875% 2012	4,800	4,945
Coventry Health Care, Inc. 6.30% 2014	26,020	27,410
Abbott Laboratories 2.70% 2015	10,000	10,420
Abbott Laboratories 5.125% 2019	19,000	21,462
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	14,807
GlaxoSmithKline Capital Inc. 5.65% 2018	4,000	4,635
Merge Healthcare Inc. 11.75% 20155	18,410	18,594
Quintiles Transnational 9.50% 20145,6,10	16,760	17,179
Surgical Care Affiliates, Inc. 8.875% 20155,6,10	6,591	6,657
Surgical Care Affiliates, Inc. 10.00% 20175	9,500	9,571
Symbion Inc. 11.75% 20156,10	17,695	15,704
UnitedHealth Group Inc. 6.00% 2017	12,430	14,191
Patheon Inc. 8.625% 20175	11,835	11,879
Cardinal Health, Inc. 5.80% 2016	10,000	11,359
WellPoint, Inc. 6.00% 2014	10,000	11,338
Express Scripts Inc. 7.25% 2019	8,985	11,006
Biogen Idec Inc. 6.00% 2013	6,000	6,573
Biogen Idec Inc. 6.875% 2018	3,650	4,228
Team Finance LLC and Health Finance Corp. 11.25% 2013	8,605	9,057
Viant Holdings Inc. 10.125% 20175	5,653	6,784
Accellent Inc. 8.375% 20175	5,900	6,003
Merck & Co., Inc. 4.00% 2015	3,000	3,290
Bausch & Lomb Inc. 9.875% 2015	2,250	2,385
Johnson & Johnson 5.85% 2038	2,000	2,375
		1,008,114

UTILITIES — 1.07%
Edison Mission Energy 7.50% 2013	35,525	30,196
Edison Mission Energy 7.75% 2016	35,300	25,328
Midwest Generation, LLC, Series B, 8.56% 20168	15,970	15,730
Edison Mission Energy 7.00% 2017	19,525	13,375
Edison Mission Energy 7.20% 2019	39,450	26,826
Homer City Funding LLC 8.734% 20268	12,275	11,231
Edison Mission Energy 7.625% 2027	20,850	13,240
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.845% 20146,8,9	3,491	2,722
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20146,8,9	49,849	38,875
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	101,129	68,262
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	21,680	14,634
Texas Competitive Electric Holdings Co. LLC 11.25% 20166,10	16,055	10,195
NRG Energy, Inc. 7.25% 2014	7,825	8,040
NRG Energy, Inc. 7.375% 2016	48,975	50,077
NRG Energy, Inc. 7.375% 2017	1,400	1,421
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	26,800	32,389
CMS Energy Corp. 6.25% 2020	20,000	20,019
AES Corp. 9.375% 2010	4,802	4,844
AES Corp. 8.75% 20135	14,329	14,616
AES Corp. 7.75% 2015	10,000	10,550
AES Corp. 8.00% 2017	4,000	4,265
AES Corp. 8.00% 2020	5,000	5,319
MidAmerican Energy Co. 5.95% 2017	10,625	12,409
MidAmerican Energy Holdings Co. 5.75% 2018	15,320	17,472
MidAmerican Energy Holdings Co. 5.95% 2037	3,375	3,711
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	7,500	8,038
Sierra Pacific Resources 8.625% 2014	2,725	2,820
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	1,675	1,895
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	15,718
Sierra Pacific Resources 6.75% 2017	3,000	3,064
Electricité de France SA 5.50% 20145	15,000	16,690
Electricité de France SA 6.95% 20395	8,000	10,251
Israel Electric Corp. Ltd. 9.375% 20205	16,215	20,360
Israel Electric Corp. Ltd. 8.10% 20965	4,905	5,366
Intergen Power 9.00% 20175	16,000	16,760
Alabama Power Co., Series R, 4.70% 2010	1,250	1,267
Alabama Power Co., Series 2008-B, 5.80% 2013	4,500	5,109
Alabama Power Co. 6.00% 2039	9,000	10,312
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	13,850	15,463
E.ON International Finance BV 5.80% 20185	13,000	15,028
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	6,514
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,225
PG&E Corp. 5.75% 2014	9,000	10,059
PSEG Power LLC 7.75% 2011	7,500	7,839
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,000	1,105
Veolia Environnement 5.25% 2013	8,000	8,761
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,897
Teco Finance, Inc. 5.15% 2020	5,000	5,347
Xcel Energy Inc. 4.70% 2020	5,000	5,330
Jersey Central Power & Light Co. 4.80% 2018	5,000	5,138
AES Panamá, SA 6.35% 20165	4,500	4,713
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20175	4,000	4,228
Appalachian Power Co., Series M, 5.55% 2011	3,000	3,087
		678,130

ENERGY — 1.06%
Ras Laffan Liquefied Natural Gas III 5.50% 20145	2,400	2,625
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20145,8	9,991	11,190
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20148	2,240	2,509
Ras Laffan Liquefied Natural Gas II 5.298% 20205,8	34,850	37,310
Ras Laffan Liquefied Natural Gas III 5.838% 20275,8	45,650	47,674
TransCanada PipeLines Ltd. 6.50% 2018	375	441
TransCanada PipeLines Ltd. 7.125% 2019	14,105	17,545
TransCanada PipeLines Ltd. 6.20% 2037	400	436
TransCanada PipeLines Ltd. 7.625% 2039	14,000	18,126
TransCanada PipeLines Ltd. 6.10% 2040	1,250	1,388
TransCanada PipeLines Ltd. 6.35% 20676	61,150	55,721
Petroplus Finance Ltd. 6.75% 20145	7,390	6,688
Petroplus Finance Ltd. 7.00% 20175	24,650	21,199
Petroplus Finance Ltd. 9.375% 20195	30,220	27,349
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,071
Enbridge Energy Partners, LP 9.875% 2019	12,000	16,156
Enbridge Energy Partners, LP 5.20% 2020	2,000	2,105
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,187
Enbridge Energy Partners, LP 8.05% 20776	10,500	10,357
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,557
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	8,630	8,931
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	7,200	8,476
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	5,460	5,842
Williams Partners L.P. and Williams Partners Finance Corp. 6.30% 2040	2,250	2,414
Shell International Finance BV 1.875% 2013	10,000	10,178
Shell International Finance BV 4.00% 2014	22,750	24,425
Shell International Finance BV 4.30% 2019	1,250	1,316
Kinder Morgan Energy Partners LP 5.85% 2012	2,400	2,573
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	11,297
Kinder Morgan Energy Partners LP 6.00% 2017	2,950	3,302
Kinder Morgan Energy Partners LP 9.00% 2019	8,250	10,720
Kinder Morgan Energy Partners LP 5.30% 2020	2,750	2,954
Kinder Morgan Energy Partners LP 6.85% 2020	2,400	2,849
Williams Companies, Inc. 6.375% 20105	4,700	4,729
Williams Companies, Inc. 7.875% 2021	11,035	13,410
Williams Companies, Inc. 8.75% 2032	11,711	14,663
Petrobras International 5.75% 2020	23,225	24,808
Petrobras International 6.875% 2040	2,700	2,948
Enbridge Inc. 5.60% 2017	20,067	22,983
Arch Coal Inc. 8.75% 20165	20,000	21,550
Rockies Express Pipeline LLC 6.25% 20135	4,020	4,294
Rockies Express Pipeline LLC 6.85% 20185	12,500	13,464
Devon Energy Corp. 5.625% 2014	3,000	3,360
Devon Energy Corp. 6.30% 2019	5,635	6,629
Devon Financing Corp. ULC 7.875% 2031	5,000	6,622
StatoilHydro ASA 3.875% 2014	10,000	10,697
StatoilHydro ASA 5.125% 20145	3,000	3,339
StatoilHydro ASA 5.25% 2019	2,000	2,233
Total Capital SA 3.00% 2015	12,250	12,649
Total Capital SA 3.125% 2015	2,000	2,082
Total Capital SA 4.45% 2020	1,000	1,061
Enterprise Products Operating LLC 5.65% 2013	10,000	10,917
Enterprise Products Operating LLC 7.00% 20676	4,830	4,361
Energy Transfer Partners, LP 9.00% 2019	6,535	8,020
Energy Transfer Partners, LP 9.70% 2019	4,660	5,874
Gazprom OJSC 6.51% 20225	4,700	4,753
Gazprom OJSC, Series 9, 6.51% 2022	3,800	3,843
Gazprom OJSC 7.288% 20375	4,650	4,824
Husky Energy Inc. 5.90% 2014	3,500	3,934
Husky Energy Inc. 7.25% 2019	1,655	2,032
Husky Energy Inc. 6.80% 2037	4,425	5,159
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20145,8	8,040	8,389
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20148	1,293	1,349
General Maritime Corp. 12.00% 2017	8,500	8,989
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,413
XTO Energy Inc. 5.30% 2015	2,500	2,880
XTO Energy Inc. 5.50% 2018	2,500	2,901
Pemex Project Funding Master Trust 5.75% 2018	4,500	4,792
Qatar Petroleum 5.579% 20115,8	4,446	4,555
Chevron Corp. 3.95% 2014	500	541
Chevron Corp. 4.95% 2019	2,300	2,584
Apache Corp. 6.90% 2018	1,800	2,210
BP Capital Markets PLC 3.875% 2015	2,000	1,914
		672,666

CONSUMER STAPLES — 1.02%
Altria Group, Inc. 9.70% 2018	18,000	23,619
Altria Group, Inc. 9.25% 2019	54,890	70,738
Altria Group, Inc. 9.95% 2038	23,500	32,911
Anheuser-Busch InBev NV 2.50% 20135	5,000	5,086
Anheuser-Busch InBev NV 3.625% 20155	23,500	24,447
Anheuser-Busch InBev NV 4.125% 2015	14,950	15,885
Anheuser-Busch InBev NV 7.75% 20195	25,000	31,185
Anheuser-Busch InBev NV 5.00% 20205	2,500	2,690
Anheuser-Busch InBev NV 5.375% 2020	4,950	5,479
SUPERVALU INC., Term Loan B, 1.566% 20126,8,9	493	478
SUPERVALU INC. 7.50% 2012	3,323	3,464
Albertson’s, Inc. 7.25% 2013	14,122	14,510
SUPERVALU INC. 7.50% 2014	1,000	1,015
SUPERVALU INC., Term Loan B2, 3.066% 20156,8,9	874	846
SUPERVALU INC. 8.00% 2016	18,700	18,934
Albertson’s, Inc. 7.45% 2029	2,000	1,670
Albertson’s, Inc. 8.00% 2031	2,650	2,305
Stater Bros. Holdings Inc. 8.125% 2012	20,025	20,175
Stater Bros. Holdings Inc. 7.75% 2015	19,250	19,635
CVS Caremark Corp. 4.75% 2020	3,810	3,975
CVS Caremark Corp. 5.789% 20265,8	4,424	4,551
CVS Caremark Corp. 6.943% 20308	11,881	13,083
CVS Caremark Corp. 7.507% 20325,8	14,884	17,197
PepsiCo, Inc. 3.10% 2015	15,000	15,813
PepsiCo, Inc. 7.90% 2018	15,000	19,646
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,087
Wal-Mart Stores, Inc. 2.875% 2015	15,000	15,685
Wal-Mart Stores, Inc. 3.625% 2020	6,810	6,857
Wal-Mart Stores, Inc. 4.875% 2040	3,000	2,977
Rite Aid Corp., Term Loan T4, 9.50% 20156,8,9	9,965	10,197
Rite Aid Corp. 9.75% 2016	10,000	10,812
Rite Aid Corp. 10.25% 2019	6,050	6,224
Rite Aid Corp. 6.875% 2028	2,300	1,248
Wesfarmers Ltd. 6.998% 20135	25,000	27,523
Constellation Brands, Inc. 8.375% 2014	3,675	3,987
Constellation Brands, Inc. 7.25% 2017	21,000	21,945
Kroger Co. 3.90% 2015	11,130	11,923
Kroger Co. 6.40% 2017	8,250	9,741
Kraft Foods Inc. 2.625% 2013	8,930	9,184
Kraft Foods Inc. 4.125% 2016	5,000	5,354
Kraft Foods Inc. 5.375% 2020	5,000	5,480
Tyson Foods, Inc. 10.50% 2014	6,050	7,260
Tyson Foods, Inc. 7.85% 20166	11,500	12,751
Unilever Capital Corp. 3.65% 2014	17,500	18,669
Procter & Gamble Co. 3.50% 2015	17,250	18,595
Delhaize Group 6.50% 2017	6,301	7,388
Delhaize America, Inc. 9.00% 2031	5,000	6,760
Kimberly-Clark Corp. 7.50% 2018	9,000	11,643
British American Tobacco International Finance PLC 9.50% 20185	8,705	11,619
Tesco PLC 5.50% 20175	9,000	10,067
Smithfield Foods, Inc., Series B, 7.75% 2013	2,800	2,821
Smithfield Foods, Inc. 10.00% 20145	5,050	5,669
Safeway Inc. 6.35% 2017	4,000	4,706
TreeHouse Foods, Inc. 7.75% 2018	3,100	3,282
Elizabeth Arden, Inc. 7.75% 2014	3,150	3,174
Spectrum Brands Inc. 9.50% 20185	3,000	3,169
		651,134

MATERIALS — 0.76%
Dow Chemical Co. 7.60% 2014	40,450	47,263
Dow Chemical Co. 8.55% 2019	20,300	25,393
Dow Chemical Co. 9.40% 2039	1,160	1,634
Georgia Gulf Corp. 10.75% 20161	3,385	3,554
Georgia Gulf Corp. 9.00% 20171,5	50,965	53,959
International Paper Co. 7.40% 2014	12,500	14,523
International Paper Co. 7.95% 2018	22,545	27,254
International Paper Co. 9.375% 2019	1,505	1,960
International Paper Co. 7.30% 2039	7,000	8,049
Owens-Brockway Glass Container Inc. 6.75% 2014	585	598
Owens-Brockway Glass Container Inc. 7.375% 2016	30,255	32,600
Reynolds Group 7.75% 20165	8,180	8,589
Reynolds Group 8.50% 20185	23,510	24,274
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	7,200	7,425
Nalco Co., Term Loan B, 5.75% 20166,8,9	5,485	5,515
Nalco Co. 8.25% 2017	17,485	18,884
Teck Resources Ltd. 10.75% 2019	24,000	30,016
Ball Corp. 7.125% 2016	12,700	13,716
Ball Corp. 7.375% 2019	2,125	2,306
Ball Corp. 6.75% 2020	12,960	13,673
LBI Escrow Corp 8.00% 20175	18,355	19,341
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	11,122
Rio Tinto Finance (USA) Ltd. 8.95% 2014	6,500	8,006
ArcelorMittal 6.125% 2018	17,500	19,018
BHP Billiton Finance (USA) Ltd. 5.50% 2014	11,730	13,285
Georgia-Pacific Corp. 8.125% 2011	5,875	6,081
Georgia-Pacific LLC 8.25% 20165	6,500	7,085
Graphic Packaging International, Inc. 9.50% 2017	11,150	11,986
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	4,380	4,757
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	5,350	5,986
FMG Finance Pty Ltd. 10.625% 20165	6,000	6,870
MacDermid 9.50% 20175	6,120	6,304
Smurfit Capital Funding PLC 7.50% 2025	4,725	4,371
Rockwood Specialties Group, Inc. 7.50% 2014	3,240	3,313
Arbermarle Corp. 5.10% 2015	2,570	2,804
Rock-Tenn Co. 9.25% 2016	2,280	2,488
Plastipak Holdings, Inc. 8.50% 20155	2,275	2,343
Solutia Inc. 8.75% 2017	1,680	1,839
Airgas, Inc. 7.125% 20185	1,250	1,392
Praxair, Inc. 4.375% 2014	1,000	1,092
CRH America Inc. 6.95% 2012	315	340
CRH America, Inc. 8.125% 2018	500	599
CEMEX SA 9.25% 20205	979	883
Newpage Corp. 11.375% 2014	875	815
		483,305

ASSET-BACKED OBLIGATIONS8 — 0.36%
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	12,000	12,613
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	7,000	7,311
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	15,000	16,098
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	21,136	21,604
Honda Auto Receivables Owner Trust, Series 2010-2, Class A-4, 1.92% 2013	3,335	3,394
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20125	2,348	2,358
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20125	1,192	1,210
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 20135	5,115	5,211
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20145	8,931	9,277
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	12,729	13,185
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	10,904
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,109	1,115
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	8,724
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	8,265	9,311
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.459% 20266	4,262	2,977
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.477% 20296	8,517	6,316
Aesop Funding II LLC, Series 2010-2A, Class A, 3.63% 20145	5,000	5,111
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20165	3,000	3,149
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	7,821	7,929
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 4.864% 20356	9,032	7,929
Home Equity Asset Trust, Series 2004-7, Class M-1, 0.949% 20356	10,000	7,771
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.481% 20376	4,366	3,176
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 0.491% 20376	10,389	2,472
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	5,520	5,528
Citibank Credit Card Issuance Trust, Series 2008, Class C6, 6.30% 2014	2,000	2,143
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	3,289
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 20355	5,025	4,380
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 20355,6	1,145	863
MBNA Credit Card Master Note Trust, Series 2001-C, Class C, 7.10% 20135	5,000	5,163
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 0.941% 20136	5,000	5,000
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 20115	4,250	4,281
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20336	4,510	4,172
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	13,702	3,496
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	3,476	3,286
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.929% 20336	92	70
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	7,346	3,255
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.079% 20346	4,581	3,240
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	2,827	2,838
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20135	2,217	2,300
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.429% 20376	15,477	862
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20376	5,050	710
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 0.468% 20136	901	895
SACO I Trust, Series 2006-12, Class I-A, 0.469% 20366	7,733	859
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	551	553
		226,328

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.28%
United Mexican States Government Global 5.875% 2014	20,000	22,170
United Mexican States Government Global, Series A, 6.75% 2034	3,990	4,768
Croatian Government 6.75% 20195	14,000	15,115
Croatian Government 6.75% 2019	5,500	5,938
Croatian Government 6.625% 20205	2,000	2,150
Hungarian Government 6.25% 2020	21,310	21,726
Polish Government 6.375% 2019	18,985	21,643
Russian Federation 7.50% 20308	17,728	20,687
France Government Agency-Guaranteed, Société Finance 2.875% 20145	10,000	10,386
Province of Ontario, Series 1, 1.875% 2012	10,000	10,180
South Africa (Republic of) 6.875% 2019	2,050	2,427
South Africa (Republic of) 5.50% 2020	5,000	5,375
Brazil (Federal Republic of) Global 6.00% 2017	4,200	4,777
Brazil (Federal Republic of) Global 7.125% 2037	2,000	2,490
Greek Government 4.625% 2013	7,500	6,340
State of Qatar 9.75% 2030	4,000	6,000
Israeli Government 5.125% 2019	5,500	5,964
Peru (Republic of) 7.125% 2019	3,780	4,626
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	2,500	3,206
		175,968

MUNICIPALS — 0.00%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	2,692	2,410

MISCELLANEOUS — 0.15%
Other bonds & notes in initial period of acquisition		93,711

Total bonds & notes (cost: $19,343,315,000)		20,182,498

Short-term securities — 3.50%

Fannie Mae 0.19%–0.51% due 8/25/2010–5/2/2011	691,311	690,817
Freddie Mac 0.18%–0.32% due 8/3–12/7/2010	515,890	515,724
Straight-A Funding LLC 0.29%–0.40% due 8/10–10/6/20105	180,853	180,793
Procter & Gamble Co. 0.20%–0.25% due 9/7–10/21/20105	173,000	172,924
U.S. Treasury Bills 0.11%–0.325% due 8/19–9/23/2010	136,100	136,085
PepsiCo Inc. 0.20% due 9/9–9/13/20105	116,700	116,673
Federal Farm Credit Banks 0.23%–0.35% due 8/12–9/30/2010	100,000	99,978
Google, Inc. 0.23% due 10/26/20105	82,000	81,920
Federal Home Loan Bank 0.18%–0.35% due 10/4–10/6/2010	73,300	73,276
Coca-Cola Co. 0.21% due 9/8/20105	60,000	59,982
General Electric Co. 0.18% due 8/2/2010	57,100	57,099
NetJets Inc. 0.21% due 9/3/20105	40,000	39,992

Total short-term securities (cost: $2,224,970,000)		2,225,263

Total investment securities (cost: $62,432,079,000)		62,905,620
Other assets less liabilities		624,828

Net assets		63,530,448

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” was $9,172,493,000, which represented 14.44% of the net assets of the fund. This amount includes $9,076,180,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Security did not produce income during the last 12 months.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of net
	date	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$31,016	$41,544	.06%
Cooper-Standard Holdings Inc.	5/27/2010	17,000	17,060	.03
Atrium Corp.	4/30/2010	163	163	.00
American Media Operations, Inc.	1/30/2009	3	3	.00

Total restricted securities		$48,182	$58,770	.09%

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,672,572,000, which represented 7.35% of the net assets of the fund.

6Coupon rate may change periodically.
7Index-linked bond whose principal amount moves with a government retail price index.
8Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $861,327,000, which represented 1.36% of the net assets of the fund.

10Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
11Step bond; coupon rate will increase at a later date.
12Scheduled interest and/or principal payment was not received.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-906-0910O-S25525

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Income Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America, Inc. (the “Fund”) as of July 31, 2010, and for the year then ended and have issued our report thereon dated September 7, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 7, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA, INC.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: September 30, 2010